UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2011

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth*
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeepersm
U.S. Equity

*	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPERSM

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	52

Financial Statements	70

Notes to Financial Statements	78

Financial Highlights	94

Other Information	110

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Flexible Cap Growth Fund invests in U.S. equity investments in small-, mid- and large-cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small-and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small- and mid-cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Technology Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Technology Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Although it does not currently intend to do so, the Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 29 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages
Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities rallied robustly during the six months ended February 28, 2011 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the “S&P 500 Index”) posting a return of 27.73% and the Russell 3000® Index generating a 29.34% return. Such strong performance in general reflected healthy corporate earnings, improving confidence in the U.S. economic recovery and, later in the Reporting Period, investors’ shift toward the developed markets and away from the higher growth economies of the emerging markets given heightened inflation concerns and increased geopolitical risk.

As the Reporting Period began in September 2010, U.S. equities, as measured by the S&P 500 Index, rose 8.8% — the highest September return since 1939 — as stocks rebounded from a lackluster summer dominated by macroeconomic stresses. Concerns included those regarding the U.S. economic recovery losing steam, ongoing European sovereign debt crises, and the possibility that a slowdown in China’s growth might impact the global economic recovery. However through September and October, U.S. equity markets rallied on strong corporate earnings and confidence that the Federal Reserve (“the Fed”) was willing to take further action to boost the U.S. economy, if necessary.

Despite the Fed’s gloomy prediction that unemployment would remain stubbornly high through 2011, U.S. equity markets were buoyed by a number of positive economic data points through November and December. U.S. economic growth for the third quarter of 2010 was revised up to a 2.5% annualized rate from the earlier estimate of 2%, and robust retail sales figures and strong increases in purchasing and manufacturing surveys were reported. U.S. equity markets also continued to reflect confidence in accommodative monetary and fiscal policy, including the formal announcement of a second round of quantitative easing by the Fed in November and the extension of tax cuts by the U.S. government in December.

As 2011 began, U.S. equities overall maintained their positive momentum, with the S&P 500 Index gaining 5.9% in the first two months of the new year. Unrest in the Arab nations, particularly the fall of Egypt’s Mubarak government and violent clashes in Libya, prompted investor flows from emerging to developed equity markets, such as the U.S. A continued concern that rising inflation in many of the high growth emerging market economies would prompt interest rate increases also supported reallocation of investment monies to developed market equities.

For the Reporting Period overall, cyclical sectors generally outperformed, reflecting investor optimism regarding economic recovery. For example, energy stocks were strong outperformers for most of the Reporting Period. Oil prices began to rise early in the Reporting Period on expectations of global demand growth accompanying a recovering economy. Oil prices then climbed to more than $90 per barrel during December, a high for 2010 and a level not seen since late 2008. By the end of the Reporting Period, crude oil prices spiked to close February at approximately $97 per barrel, with Brent crude prices even higher at nearly $112 per barrel, as political uncertainty in Libya, a significant oil producer, sparked supply fears. The materials sector also posted strong gains for much of the Reporting Period, as the prices of commodities, such as steel and copper, rose sharply on healthy demand. Conversely, more defensive sectors, such as utilities, telecommunication services and health care, lagged during the Reporting Period.

MARKET REVIEW

From a capitalization perspective, small-cap companies, which tend to be more cyclical and outperform in bullish markets, performed best, followed by mid-cap companies and then large-cap companies. Growth stocks outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.)

Looking Ahead

The U.S. equity market rallied strongly during the Reporting Period. Stock price momentum appears to have become a growing trend as investors’ appetite for equity has increased, as noted in retail mutual fund flows. At the end of the Reporting Period, we were encouraged that the global economy appeared to have entered its next chapter of recovery and a hand-off from government-subsidized stimulus to a more self-sustainable stage led by healthy corporate spending and consumer participation had begun. Tax policies that came out of Washington D.C. during the Reporting Period should also be helpful, in our view, in increasing investor confidence and in creating some needed visibility into the months ahead. In turn, we believe some longer-term investment strategies can be put in place by individual investors and fund managers alike.

We remain optimistic on corporate profits, predominately driven by top line rather than margin expansion. We have seen and expect to continue to see more in the way of strategic mergers and acquisitions, private equity transactions and corporate buybacks, giving us a good backdrop, we believe, for demand for equities. However, at the same time, we believe the need to pick the right stocks in the months ahead will likely increase, as not all companies are expected to be beneficiaries of these trends. In our view, differentiation among stocks will become greater as 2011 progresses and correlations decline from their 2010 highs. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in large capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Capital Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 24.55%, 24.01%, 24.04%, 24.70%, 24.44%, 24.64% and 24.36%, respectively. These returns compare to the 31.04% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	While each of the equity market sectors generated positive absolute returns, positioning in all sectors detracted from the Fund’s results relative to the Russell Index during the Reporting Period. Positioning in the utilities, energy and financials sectors detracted least. Detracting from the Fund’s relative results most was stock selection in the consumer staples and consumer discretionary sectors and having an overweighted position compared to the Russell Index in the lagging telecommunication services sector.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oilfield services companies Schlumberger and Halliburton and in semiconductor chip manufacturer QUALCOMM.

Schlumberger contributed to the Fund’s performance, as the oilfield services company benefited from the rising price of oil during the Reporting Period. Strong results from its North American operations also helped its stock price performance, as the company benefited from improvements in U.S. pricing for its services and in drilling activity as well as from restructuring and streamlining of its U.S. operations. At the end of the Reporting Period, we continued to have conviction in the company given our belief that it would be able to improve margins through the restructuring of its North American divisions and gain share in international markets. We trimmed the Fund’s position in Schlumberger by the end of the Reporting Period.

PORTFOLIO RESULTS

Like Schlumberger, Halliburton similarly benefited from rising pricing in oil during the Reporting Period. Further, shares of Halliburton rose after the company announced better than expected quarterly results. Halliburton reported an unexpected increase in activity and stronger pricing in its pressure pumping business. The company also noted solid improvements in its cementing and directional drilling business segments. At the end of the Reporting Period, we continued to believe Halliburton was well positioned within the oil well services industry given its globally diversified franchise and superior technology. In addition, we believed Halliburton would likely benefit from industry regulation surrounding deep water drilling, as it is likely to create demand for the company’s specialized products and services, which would, in turn, increase revenue and improve margins for the company.

Shares of QUALCOMM rose during the Reporting Period after the company reported fiscal first quarter earnings that beat consensus estimates and raised guidance for 2011 overall. Its better than anticipated results were driven by higher handset pricing as smart phone demand remained strong. In addition, Nokia announced its partnership with Microsoft to create the Nokia-Windows Phone, which will adopt Windows Phone as its principal smart phone platform. In our view, QUALCOMM is likely to be a significant beneficiary of this partnership given its role as the exclusive chipset vendor for Windows Phone 7 smart phones. We further believe the company is competitively well positioned given its strong intellectual property portfolio of CDMA (Code Division Multiple Access, a protocol used in wireless communications to transmit multiple digital signals simultaneously over the same carrier frequency) technologies and significant growth opportunities in emerging markets and 3G and 4G (third generation and fourth generation) mobile phones. We added to the Fund’s position in QUALCOMM during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in beverage, snack and food manufacturer PepsiCo, data center services company Equinix and health care and medical products manufacturer Johnson & Johnson.

PepsiCo detracted from the Fund’s performance as its shares fell after the company reported weaker than expected fiscal fourth quarter earnings and issued disappointing guidance. The company faced rising input costs that impacted margins and hurt its results. Still, at the end of the Reporting Period, we continued to have conviction in the company as we believe PepsiCo is well positioned due to its strong brand recognition to exert pricing power in order to maintain margins. In addition, we believe that cost saving synergies from the acquisition of its bottlers along with long-term opportunities in the emerging markets should provide additional earnings growth potential. We further believe the company’s management has a strong track record of making disciplined investment decisions. We trimmed the Fund’s position in PepsiCo during the Reporting Period.

Equinix detracted from the Fund’s performance during the Reporting Period as the company’s disappointing fiscal third quarter earnings weighed on its shares. In October 2010, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis, including cloud computing mobile data and video, remained in place. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Thus we trimmed the Fund’s holding in Equinix during the Reporting Period but maintained a position in its stock.

During the Reporting Period, Johnson & Johnson generated a positive absolute return, but it detracted from the Fund’s results relative to the Russell Index. Its shares were pressured by the company’s reports of disappointing fiscal second quarter results and its lowered guidance for 2010. The company’s updated full-year guidance reflected the impact of the product recalls it announced earlier in 2010 as well as unfavorable foreign exchange rates. In our view, these issues are transitory. We believe the company is poised for growth over the longer term given its robust product pipeline. Thus, we trimmed the Fund’s position in Johnson & Johnson during the Reporting Period but maintained a position in its stock.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Salesforce.com, a provider of enterprise cloud computing applications, during the Reporting Period. We believe the company is poised for growth as it transitions from offering a single product to a platform of enterprise applications. We further believe customer attrition will decline as the company expands its capabilities to offer more differentiated enterprise cloud solutions, which, in turn, should lead to more rapid adoption of the technology and allow the company to gain market share.

We established a Fund position in global payment and travel company American Express. In our view, the company is well positioned to take advantage of a turnaround in corporate hiring. We believe the recent uncertainty regarding the indirect impact from the Durbin amendment, which legislated credit interchange, created an attractive opportunity to initiate a position in the company.

Conversely, the Fund sold its position in diversified financial services firm JPMorgan Chase. While we believe JPMorgan Chase remains one of the strongest franchises in the financial services industry, we also believe the company has fewer growth prospects than some others in the industry given its sizable balance sheet. The company’s stock was trading during the Reporting Period at a premium valuation compared to its peers. Furthermore, we remained concerned over the company’s exposure to the still-weak housing market and to the risks associated with foreclosure and litigation issues. As the risk/reward profile for JPMorgan Chase had become less attractive in our view, we decided to eliminate the Fund’s position in the company’s stock.

We exited the Fund’s position in Monsanto, a chemical company that specializes in agricultural biotechnology. The company produces genetically engineered seed for most commercial crops and is a leading producer of fertilizers, pesticides and herbicides, such as Roundup. During the Reporting Period, Monsanto reported disappointing preliminary harvest results for its SmartStax corn product. Due to the near-term concerns surrounding the product’s ability to meet yield expectations, we decided to sell out of the Fund’s position in Monsanto.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and telecommunication services modestly decreased and its allocations to consumer discretionary and information technology modestly increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services, health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and, to a lesser degree, in energy and materials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and consumer staples and had no position at all in utilities on February 28, 2011.

FUND BASICS

Capital Growth Fund
as of February 28, 2011

PERFORMANCE REVIEW

September 1, 2010–February 28, 2011	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	24.55%	31.04%
Class B	24.01	31.04
Class C	24.04	31.04
Institutional	24.70	31.04
Service	24.44	31.04
Class IR	24.64	31.04
Class R	24.36	31.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.75%	1.02%	-0.82%	8.29%	4/20/90
Class B4	5.02	1.01	-0.87	5.51	5/1/96
Class C	9.04	1.42	-0.99	2.99	8/15/97
Institutional	11.26	2.58	0.15	4.16	8/15/97
Service	10.74	2.08	-0.35	3.65	8/15/97
Class IR	11.12	N/A	N/A	-1.56	11/30/07
Class R	10.62	N/A	N/A	-2.02	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.47%
Class B	1.89	2.22
Class C	1.89	2.22
Institutional	0.74	1.07
Service	1.24	1.57
Class IR	0.89	1.22
Class R	1.39	1.72

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.7%	Computers & Peripherals
QUALCOMM, Inc.	5.1	Communications Equipment
Schlumberger Ltd.	4.8	Energy Equipment & Services
PepsiCo., Inc.	3.5	Beverages
Google, Inc.	3.3	Internet Software & Services
Oracle Corp.	3.1	Software
American Tower Corp.	2.9	Wireless Telecommunication Services
Lowe’s Cos., Inc.	2.5	Specialty Retail
St. Jude Medical, Inc.	2.4	Health Care Equipment & Supplies
Johnson & Johnson	2.4	Pharmaceuticals

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Concentrated Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 25.94%, 25.54%, 25.49%, 26.23%, 26.07% and 25.85%, respectively. These returns compare to the 31.04% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the energy and financials sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to the lagging utilities sector also buoyed Fund results. Detracting from the Fund’s relative results most was having an overweighted allocation to the poorly-performing telecommunication services sector and stock selection in the consumer staples and information technology sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oilfield services companies Schlumberger and Halliburton and in semiconductor chip manufacturer QUALCOMM.

Schlumberger contributed to the Fund’s performance, as the oilfield services company benefited from the rising price of oil during the Reporting Period. Strong results from its North American operations also helped its stock price performance, as the company benefited from improvements in U.S. pricing for its services and in drilling activity as well as from restructuring and streamlining of its U.S. operations. At the end of the Reporting Period, we continued to have conviction in the company given our belief that it would be able to improve margins through the restructuring of its North American divisions and gain share in international markets. We added to the Fund’s position in Schlumberger during the Reporting Period.

Like Schlumberger, Halliburton similarly benefited from rising pricing in oil during the Reporting Period. Further, shares of Halliburton rose after the company announced better than expected quarterly results. Halliburton reported an unexpected increase in activity and stronger pricing in its pressure pumping business. The company also noted solid improvements in its cementing and directional drilling business segments. At the end of the Reporting Period, we continued to believe Halliburton was well positioned within the oil well services industry given its globally diversified franchise and superior technology. In addition, we believed Halliburton would likely benefit from industry regulation surrounding deep water drilling, as it is likely to create demand for the company’s specialized products and services, which would, in turn, increase revenue and improve margins for the company.

PORTFOLIO RESULTS

Shares of QUALCOMM rose during the Reporting Period after the company reported fiscal first quarter earnings that beat consensus estimates and raised guidance for 2011 overall. Its better than anticipated results were driven by higher handset pricing as smart phone demand remained strong. In addition, Nokia announced its partnership with Microsoft to create the Nokia-Windows Phone, which will adopt Windows Phone as its principal smart phone platform. In our view, QUALCOMM is likely to be a significant beneficiary of this partnership given its role as the exclusive chipset vendor for Windows Phone 7 smart phones. We further believe the company is competitively well positioned given its strong intellectual property portfolio of CDMA (Code Division Multiple Access, a protocol used in wireless communications to transmit multiple digital signals simultaneously over the same carrier frequency) technologies and significant growth opportunities in emerging markets and 3G and 4G (third generation and fourth generation) mobile phones. We added to the Fund’s position in QUALCOMM during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in data center services company Equinix, beverage, snack and food manufacturer PepsiCo and beauty and related products manufacturer Avon Products.

Equinix detracted from the Fund’s performance during the Reporting Period as the company’s disappointing fiscal third quarter earnings weighed on its shares. In October 2010, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis, including cloud computing mobile data and video, remained in place. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Thus we trimmed the Fund’s holding in Equinix during the Reporting Period but maintained a position in its stock.

PepsiCo detracted from the Fund’s relative performance as its shares fell after the company reported weaker than expected fiscal fourth quarter earnings and issued disappointing guidance, thus lagging the Russell Index. The company faced rising input costs that impacted margins and hurt its recent results. Still, at the end of the Reporting Period, we continued to have conviction in the company as we believe PepsiCo is well positioned due to its strong brand recognition to exert pricing power in order to maintain margins. In addition, we believe that cost saving synergies from the acquisition of its bottlers along with long-term opportunities in the emerging markets should provide additional earnings growth potential. We further believe the company’s management has a strong track record of making disciplined investment decisions. We trimmed the Fund’s position in PepsiCo during the Reporting Period.

Shares of Avon Products declined during the Reporting Period, as the company reported earnings below consensus estimates. The company’s stock had rallied prior to the earnings report on the rumor that L’Oreal would make an offer to buy Avon Products, and we, at that time, trimmed the Fund’s position. While Avon’s fiscal third quarter results were disappointing, our long-term investment thesis remained intact, and thus we subsequently added to the position on weakness. At the end of the Reporting Period, we continue to believe Avon Products is poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to several growing markets.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We added search engine giant Google to the Fund’s portfolio during the Reporting Period. The company met our investment criteria given its dominant market share in the Internet search industry, its high free cash flow generation and its attractive valuation at the time of purchase.

PORTFOLIO RESULTS

We initiated a Fund position in semiconductor chip company Xilinx. Xilinx is the leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries, including automotive, broadcast, consumer, medical and military. The company met our investment criteria given its dominant market position and competitive edge in PLDs. In our view, Xilinx should benefit from the secular trend of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe the addressable market for PLDs will continue to expand as they offer significant benefits over ASICs, such as lower development costs, shorter development time and upgradability. Xilinx operates in a duopoly in the PLD industry, which provides pricing power, and its low fixed costs enable it to generate significant free cash flow. Furthermore, we believe the company’s innovative software serves as an effective barrier to entry.

NetApp, a company that develops data storage hardware and software for enterprise clients, was another new purchase for the Fund during the Reporting Period. We believe NetApp has a strong competitive position in an industry benefitting from several growth trends such as virtualization, which we believe will increase the demand for the company’s storage products. (Virtualization is the creation of a virtual, rather than actual, version of something, such as an operating system, a server, a storage device or network resources. Within the information technology sector, it is, simply put, an umbrella term for enhancing a computer’s ability to do work.) NetApp specializes in external networked storage, which has and, in our view, will continue to take share away from direct attached products. Within this industry, we believe NetApp’s storage devices are easier to buy, install and manage than competing products. As a result, we believe NetApp is poised to gain market share should companies begin to increase corporate information technology spending as anticipated.

Conversely, we eliminated the Fund’s position in medical products company Baxter International during the Reporting Period. We continue to believe the company is a high quality growth franchise in the health care sector. However, in our view, an early stage hemophilia drug from Biogen Idec may emerge as a competitive threat to some of Baxter International’s products and thus impact its pricing power. Therefore, we no longer considered Baxter International as one of our highest conviction names and decided to exit the position.

We sold out of the Fund’s position in data networking products supplier Cisco Systems. The company was no longer one of our team’s highest conviction names, and we therefore decided to eliminate the Fund’s position in Cisco Systems in favor of other positions with what we considered to be more favorable risk/return profiles.

We exited the Fund’s position in biomedical therapies manufacturer Biogen Idec during the Reporting Period, as its shares meaningfully appreciated since the time of our initial purchase of its stock. Our original investment thesis was based on the belief that the market did not fully appreciate Biogen Idec’s true earnings potential as the company was overspending on research and development. During the Reporting Period, the company announced a significant reduction in spending, yielding higher earnings power, and the stock rallied on the news. As we believe the gap between the company’s intrinsic value and its stock price consequently narrowed, we decided to eliminate the Fund’s position in Biogen Idec.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and telecommunication services decreased and its allocations to consumer discretionary, information technology and materials increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, financials, health care, consumer staples and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary and materials and was rather neutrally weighted to the Index in energy. The Fund had no positions at all in the industrials and utilities sectors on February 28, 2011.

FUND BASICS

Concentrated Growth Fund
as of February 28, 2011

PERFORMANCE REVIEW

September 1, 2010–February 28, 2011	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	25.94%	31.04%
Class B	25.54	31.04
Class C	25.49	31.04
Institutional	26.23	31.04
Class IR	26.07	31.04
Class R	25.85	31.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	4.77%	1.44%	4.51%	9/3/02
Class B4	4.91	1.39	4.46	9/3/02
Class C	8.93	1.82	4.41	9/3/02
Institutional	11.28	3.01	5.63	9/3/02
Class IR	11.05	N/A	-2.45	11/30/07
Class R	10.57	N/A	-2.88	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.56%
Class B	2.05	2.31
Class C	2.05	2.31
Institutional	0.90	1.16
Class IR	1.05	1.31
Class R	1.55	1.81

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.9%	Computers & Peripherals
Schlumberger Ltd.	6.3	Energy Equipment & Services
QUALCOMM, Inc.	6.1	Communications Equipment
American Tower Corp.	4.7	Wireless Telecommunication Services
St. Jude Medical, Inc.	4.1	Health Care Equipment & Supplies
Google, Inc.	4.0	Internet Software & Services
Lowe’s Cos., Inc.	3.9	Specialty Retail
Costco Wholesale Corp.	3.8	Food & Staples Retailing
Oracle Corp.	3.6	Software
PepsiCo., Inc.	3.4	Beverages

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund*

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Flexible Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 26.21%, 25.68%, 26.30%, 26.31% and 26.00%, respectively. These returns compare to the 31.80% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	While each of the equity market sectors generated positive absolute returns, positioning in all sectors detracted from the Fund’s results relative to the Russell Index during the Reporting Period. Positioning in the utilities, financials and consumer staples sectors detracted least. Detracting from the Fund’s relative results most was stock selection in the information technology, health care and consumer discretionary sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in semiconductor chip manufacturer QUALCOMM, oilfield services company Schlumberger and apparel, accessories and furnishings designer and distributor Polo Ralph Lauren.

Shares of QUALCOMM rose during the Reporting Period after the company reported fiscal first quarter earnings that beat consensus estimates and raised guidance for 2011 overall. Its better than anticipated results were driven by higher handset pricing as smart phone demand remained strong. In addition, Nokia announced its partnership with Microsoft to create the Nokia-Windows Phone, which will adopt Windows Phone as its principal smart phone platform. In our view, QUALCOMM is likely to be a significant beneficiary of this partnership given its role as the exclusive chipset vendor for Windows Phone 7 smart phones. We further believe the company is competitively well positioned given its strong intellectual property portfolio of CDMA (Code Division Multiple Access, a protocol used in wireless communications to transmit multiple digital signals simultaneously over the same carrier frequency) technologies and significant growth opportunities in emerging markets and 3G and 4G (third generation and fourth generation) mobile phones. We added to the Fund’s position in QUALCOMM during the Reporting Period.

*	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.

PORTFOLIO RESULTS

Schlumberger contributed to the Fund’s performance, as the oilfield services company benefited from the rising price of oil during the Reporting Period. Strong results from its North American operations also helped its stock price performance, as the company benefited from improvements in U.S. pricing for its services and in drilling activity as well as from restructuring and streamlining of its U.S. operations. At the end of the Reporting Period, we continued to have conviction in the company given our belief that it would be able to improve margins through the restructuring of its North American divisions and gain share in international markets. We thus added to the Fund’s position in Schlumberger by the end of the Reporting Period.

Polo Ralph Lauren was a top contributor to the Fund’s relative results for the Reporting Period. Its shares rose after the company reported strong fiscal second quarter earnings driven by revenue growth and effective cost cutting. A growing presence in emerging markets and expansion of its home and accessories products lines further supported the company’s performance. Following the Fund’s share price advance, we trimmed the Fund’s position in Polo Ralph Lauren, taking profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in biopharmaceutical company Amylin Pharmaceuticals, beverage, snack and food manufacturer PepsiCo and data center services company Equinix.

Amylin Pharmaceuticals’ shares declined after an unexpected regulatory setback called into question the approvability of its key drug, Bydureon. We believe that in the absence of Bydureon, the ability of the company to become sustainably profitable and meet its debt obligations is less certain. As a result, we sold the Fund’s position in the company by the end of the Reporting Period.

PepsiCo detracted from the Fund’s performance as its shares fell after the company reported weaker than expected fiscal fourth quarter earnings and issued disappointing guidance, thus lagging the Russell Index. The company faced rising input costs that impacted margins and hurt its results. Still, at the end of the Reporting Period, we continued to have conviction in the company as we believe PepsiCo is well positioned due to its strong brand recognition to exert pricing power in order to maintain margins. In addition, we believe that cost saving synergies from the acquisition of its bottlers along with long-term opportunities in the emerging markets should provide additional earnings growth potential. We further believe the company’s management has a strong track record of making disciplined investment decisions. We trimmed the Fund’s position in PepsiCo during the Reporting Period.

Equinix detracted from the Fund’s performance during the Reporting Period as the company’s disappointing fiscal third quarter earnings weighed on its shares. In October 2010, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis, including cloud computing mobile data and video, remained in place. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Thus we trimmed the Fund’s holding in Equinix during the Reporting Period but maintained a position in its stock.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in SBA Communications, a wireless tower owner and operator that licenses antennae space on its towers to wireless service providers. We believe the company’s business model is attractive with long-term leases and fixed annual lease escalators that provide transparency and predictability to revenue and earnings growth. As demand for mobile content grows and wireless carriers are required to add capacity in order to support greater usage, network upgrades and improved coverage, we believe tower leasing will increase.

We established a Fund position in NVIDIA, a company that designs microprocessors for use in computers and mobile devices. NVIDIA has expanded its offerings from graphics processors to application processors in order to better address the growing tablet and mobile device market. We believe NVIDIA is well positioned with attractive offerings to gain share in this growing market.

Conversely, the Fund sold its position in non-alcoholic beverage company Hansen Natural during the Reporting Period. Hansen Natural’s shares performed well as the company rapidly grew sales, specifically of its Monster brand energy drink. While we continued to have conviction in the company’s growth prospects, we believe its stock had reached full valuation and thus decided to exit the position.

During the Reporting Period, we exited the Fund’s position in Schweitzer-Mauduit International, a specialty paper company that is the largest supplier of papers to the tobacco industry. During the Reporting Period, we became less convinced that the company’s intellectual properties would serve as a sufficient barrier to entry. This change affected our original investment thesis in the company and led us to eliminate the Fund’s position in its stock.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, financials, information technology and materials increased and its allocations to consumer discretionary, energy and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, materials and energy and was rather neutrally weighted to the Index in consumer discretionary. The Fund had no position at all in the utilities sector on February 28, 2011.

FUND BASICS

Flexible Cap Growth Fund
as of February 28, 2011

PERFORMANCE REVIEW

September 1, 2010–February 28, 2011	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]

Class A	26.21%	31.80%
Class C	25.68	31.80
Institutional	26.30	31.80
Class IR	26.31	31.80
Class R	26.00	31.80

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	7.98%	3.38%	1/31/08
Class C	12.31	4.67	1/31/08
Institutional	14.76	5.86	1/31/08
Class IR	14.61	5.70	1/31/08
Class R	14.06	5.17	1/31/08

[3]	Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	2.91%
Class C	2.10	3.66
Institutional	0.95	2.51
Class IR	1.10	2.66
Class R	1.60	3.16

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.8%	Computers & Peripherals
QUALCOMM, Inc.	3.8	Communications Equipment
Google, Inc.	3.0	Internet Software & Services
Schlumberger Ltd.	2.9	Energy Equipment & Services
Oracle Corp.	2.3	Software
PepsiCo., Inc.	2.0	Beverages
Microsoft Corp.	1.9	Software
Thermo Fisher Scientific, Inc.	1.9	Life Sciences Tools & Services
St. Jude Medical, Inc.	1.7	Health Care Equipment & Supplies
Costco Wholesale Corp.	1.6	Food & Staples Retailing

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 28, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Growth Opportunities Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 26.40%, 25.99%, 26.00%, 26.62%, 26.33%, 26.57% and 26.25%, respectively. These returns compare to the 35.62% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	While each of the equity market sectors generated positive absolute returns, positioning in all sectors detracted from the Fund’s results relative to the Russell Index during the Reporting Period. Positioning in the utilities, health care and consumer staples sectors detracted least. Detracting from the Fund’s relative results most was stock selection in the information technology, industrials and consumer discretionary sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in apparel, accessories and furnishings designer and distributor Polo Ralph Lauren, oilfield services company Cameron International and apparel retailer J. Crew.

Polo Ralph Lauren was a top contributor to the Fund’s relative results for the Reporting Period. Its shares rose after the company reported strong fiscal second quarter earnings driven by revenue growth and effective cost cutting. A growing presence in emerging markets and expansion of its home and accessories products lines further supported the company’s performance. Following the Fund’s share price advance, we trimmed the Fund’s position in Polo Ralph Lauren, taking profits.

PORTFOLIO RESULTS

Cameron International was a strong performer for the Fund during the Reporting Period. In 2010, shares of Cameron International fell on news that the company was one of several that provided equipment (specifically, the blowout preventer or B.O.P.) and services onboard the BP rig involved in the Gulf of Mexico disaster. We believed the company’s share price declines at that time were overdone given what we believe will be the ultimate impact to the company and thus added to the Fund’s position in Cameron International on weakness. Since the incident, rig operators have become more conservative in maintaining rig equipment. For example, operators are increasingly returning equipment to manufacturers, such as Cameron International, in order to perform better quality checks and maintenance than the operators can provide. As shares of the company rebounded and advanced in early 2011, we trimmed the Fund’s position in its stock but maintained the holding. Contrary to consensus opinion, we believe that additional industry regulation may actually continue to benefit Cameron International. Indeed, in our view, regulations mandating greater safety measures are likely to include requirements for heavier, higher quality B.O.P. equipment, which would actually increase revenue and improve margins for the company.

Shares of J. Crew rose in November 2010 after the company agreed to be acquired at a significant premium to the previous close by TPG Capital and Leonard Green & Partners LP. We subsequently sold the Fund’s position in J. Crew. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the company can close quickly when other business buyers recognize the company’s long-term growth potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in data center services company Equinix, biopharmaceutical company Amylin Pharmaceuticals and beauty and related products manufacturer Avon Products.

Equinix detracted from the Fund’s performance during the Reporting Period as the company’s disappointing fiscal third quarter earnings weighed on its shares. In October 2010, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis, including cloud computing mobile data and video, remained in place. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Thus we trimmed the Fund’s holding in Equinix during the Reporting Period but maintained a position in its stock.

Amylin Pharmaceuticals’ shares declined after an unexpected regulatory setback called into question the approvability of its key drug, Bydureon. We believe that in the absence of Bydureon, the ability for the company to become sustainably profitable and meet its debt obligations is less certain. As a result, we sold the Fund’s position in the company by the end of the Reporting Period.

Shares of Avon Products declined during the Reporting Period, as the company reported earnings below consensus estimates. The company’s stock had rallied prior to the earnings report on the rumor that L’Oreal would make an offer to buy Avon Products, and we, at that time, trimmed the Fund’s position. While Avon’s fiscal third quarter results were disappointing, our long-term investment thesis remained intact, and thus we subsequently added to the position on weakness. At the end of the Reporting Period, we continue to believe Avon Products is poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to several growing markets.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in SBA Communications, a wireless tower owner and operator that licenses antennae space on its towers to wireless service providers. We believe the company’s business model is attractive with long-term leases and fixed annual lease escalators that provide transparency and predictability to revenue and earnings growth. As demand for mobile content grows and wireless carriers are required to add capacity in order to support greater usage, network upgrades and improved coverage, we believe tower leasing will increase.

We established a Fund position in SuccessFactors, a business execution software provider, during the Reporting Period. The company has been a beneficiary of the trend toward cloud computing, as its software is available on demand via the Internet utilizing a subscription-based business model. In our view, its software is defining a new category in business execution, whereby its enterprise clients are able to more effectively track data related to strategic projects, employee performance and overall productivity.

Conversely, we eliminated the Fund’s position in American Tower during the Reporting Period. The company has been a long-term holding in the Fund’s portfolio and has been a strong performer since our time of purchase. However, during the Reporting Period, we came to the decision that given its larger market capitalization, it was no longer suitable for a mid-cap portfolio.

We sold the Fund’s position in non-alcoholic beverage company Hansen Natural during the Reporting Period. Hansen Natural’s shares performed well as the company rapidly grew sales, specifically of its Monster brand energy drink. While we continued to have conviction in the company’s growth prospects, we believe its stock had reached full valuation and thus decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, energy and materials decreased and its allocations to consumer discretionary, financials and information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the financials, energy and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, health care, industrials, consumer staples and consumer discretionary. The Fund was rather neutrally weighted to the Russell Index in information technology and had no position at all in utilities on February 28, 2011.

FUND BASICS

Growth Opportunities Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2010–February 28, 2011	(based on NAV)[1]	Growth Index[2]

Class A	26.40%	35.62%
Class B	25.99	35.62
Class C	26.00	35.62
Institutional	26.62	35.62
Service	26.33	35.62
Class IR	26.57	35.62
Class R	26.25	35.62

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

				Since	Inception
For the period ended 12/31/10	One Year	Five Years	Ten Years	Inception	Date

Class A	12.09%	6.00%	5.06%	10.48%	5/24/99
Class B4	12.73	5.98	5.01	10.51	5/24/99
Class C	16.71	6.39	4.86	10.19	5/24/99
Institutional	19.10	7.62	6.08	11.45	5/24/99
Service	18.55	7.10	5.55	10.90	5/24/99
Class IR	18.93	N/A	N/A	4.58	11/30/07
Class R	18.36	N/A	N/A	4.08	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.37%	1.44%
Class B	2.12	2.19
Class C	2.12	2.19
Institutional	0.97	1.04
Service	1.47	1.54
Class IR	1.12	1.19
Class R	1.62	1.69

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

	% of Net
Holding	Assets	Line of Business

St. Jude Medical, Inc.	2.8%	Health Care Equipment & Supplies
Cameron International Corp.	2.5	Energy Equipment & Services
Global Payments, Inc.	2.5	IT Services
SBA Communications Corp.	2.4	Wireless Telecommunication Services
CB Richard Ellis Group, Inc.	2.4	Real Estate Management & Development
Xilinx, Inc.	2.2	Semiconductors & Semiconductor Equipment
PetSmart, Inc.	2.1	Specialty Retail
Amphenol Corp.	2.1	Electronic Equipment, Instruments & Components
C.R. Bard, Inc.	2.0	Health Care Equipment & Supplies
Southwestern Energy Co.	1.9	Oil, Gas & Consumable Fuels

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Small/Mid Cap Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 27.61%, 27.01%, 27.12%, 27.77%, 27.53%, 27.66% and 27.36%, respectively. These returns compare to the 40.13% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	While each of the equity market sectors generated positive absolute returns, positioning in all sectors detracted from the Fund’s results relative to the Russell Index during the Reporting Period. Positioning in the utilities, consumer staples and financials sectors detracted least. Detracting from the Fund’s relative results most was stock selection in the information technology, industrials and energy sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in digital media content provider Sonic Solutions, telecommunications fiber optics producer IPG Photonics and integrated mobile telecommunications content provider Motricity.

Sonic Solutions, a third party provider of streaming movie content, was a top contributor to the Fund’s results during the Reporting Period. Its shares rose after the company agreed to be acquired by Rovi at a significant premium to the previous close. We subsequently sold the Fund’s position in Sonic Solutions. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Shares of IPG Photonics, a company that designs and manufactures fiber lasers and fiber amplifiers for materials processing, communications and medical applications, rose after the company preannounced fiscal fourth quarter earnings above the company’s prior guidance. We added to the Fund’s position in IPG Photonics during the Reporting Period given our belief that the company maintained significant growth opportunities. The company holds dominant market share in the fiber laser business, which we believe is gaining share in both the laser and non-traditional laser applications markets.

PORTFOLIO RESULTS

Motricity contributed to the Fund’s relative performance during the Reporting Period. Its shares advanced after the company reported better than expected earnings and announced an agreement with Celcom, a telecommunication services operator in Malaysia and a subsidiary of the Axiata Group. Previously, the company had entered into an agreement with XL Axiata, an Indonesian subsidiary of Axiata. We believe such agreements are a positive trend for Motricity, as the Axiata Group has additional holdings throughout Asia, including India, Singapore and Bangladesh. In turn, we believe Motricity is well positioned to offer its mobile software solutions to wireless providers throughout the world and particularly in emerging markets that have high growth in mobile device usage. We maintained a Fund holding position in Motricity but trimmed its position during the Reporting Period, taking gains.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in biopharmaceutical company Amylin Pharmaceuticals, enterprise software and services company MedAssets and data center services company Equinix.

Amylin Pharmaceuticals’ shares declined after an unexpected regulatory setback called into question the approvability of its key drug, Bydureon. We believe that in the absence of Bydureon, the ability for the company to become sustainably profitable and meet its debt obligations is less certain. As a result, we sold the Fund’s position in the company by the end of the Reporting Period.

MedAssets, which provides technology-enabled products and services for hospitals and health systems, detracted from the Fund’s performance during the Reporting Period. Its shares fell after the company reported fiscal fourth quarter earnings that were below expectations. As we believe the company offers value-added services to hospitals and is well positioned to grow despite recent poor execution, we added to the Fund’s position in MedAssets on weakness.

Equinix detracted from the Fund’s performance during the Reporting Period as the company’s disappointing fiscal third quarter earnings weighed on its shares. In October 2010, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis, including cloud computing mobile data and video, remained in place. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Thus we added to the Fund’s position in Equinix during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Rovi during the Reporting Period. The company holds patents on interactive program guides (IPGs) for video delivery services and devices. The IPGs are used in cable and satellite providers’ set-top boxes, and Rovi receives a monthly royalty for each subscriber. In addition, for devices without monthly fees, the company receives a single payment at the time of sale. We believe Rovi, which, as mentioned earlier, acquired Sonic Solutions during the Reporting Period, has significant growth opportunities should demand for interactive media management systems continue to increase as anticipated. We also believe the company’s patents provide a barrier to entry.

We established a Fund position in ExamWorks, a provider of independent medical examinations for the insurance and legal industries. ExamWorks employs a network of objective, third-party physicians to provide litigation support, bill and peer reviews and other related services to these industries. The company is the only nationwide service in an otherwise fragmented industry. We believe the company has the ability to grow revenue by integrating smaller competitors and enhance its economic value through scale advantages.

PORTFOLIO RESULTS

Conversely, the Fund sold its position in non-alcoholic beverage company Hansen Natural during the Reporting Period. Hansen Natural’s shares performed well as the company rapidly grew sales, specifically of its Monster brand energy drink. While we continued to have conviction in the company’s growth prospects, we believe its stock had reached full valuation and thus decided to exit the position.

We sold the Fund’s position in battery and shave related products company Energizer Holdings during the Reporting Period. Its shares performed well after the company announced strong quarterly earnings driven by sales growth and improved gross margins. In particular, within its personal care division, the company’s Schick shaving products led to better than expected performance behind the new men’s Hydro razor. While we continue to believe Energizer Holdings has a strong product portfolio and significant opportunities to grow sales, we believe the stock had reached full valuation and thus decided to exit in favor of other opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, health care and information technology increased and its allocations to consumer staples, energy and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the financials, telecommunication services and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, health care, consumer staples, consumer discretionary and industrials. The Fund was rather neutrally weighted to the Russell Index in information technology and had no position at all in utilities on February 28, 2011.

FUND BASICS

Small/Mid Cap Growth Fund
as of February 28, 2011

PERFORMANCE REVIEW

September 1, 2010–	Fund Total Return	Russell 2500
February 28, 2011	(based on NAV)[1]	Growth Index[2]

Class A	27.61%	40.13%
Class B	27.01	40.13
Class C	27.12	40.13
Institutional	27.77	40.13
Service	27.53	40.13
Class IR	27.66	40.13
Class R	27.36	40.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index offers investors access to the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Since Inception	Inception Date

Class A	14.47%	7.78%	8.11%	6/30/05
Class B4	15.09	7.86	8.19	6/30/05
Class C	19.17	8.18	8.33	6/30/05
Institutional	21.59	9.44	9.59	6/30/05
Service	21.06	8.88	9.04	6/30/05
Class IR	21.40	N/A	5.38	11/30/07
Class R	20.81	N/A	4.86	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.54%
Class B	2.25	2.29
Class C	2.25	2.29
Institutional	1.10	1.14
Service	1.60	1.64
Class IR	1.25	1.29
Class R	1.75	1.79

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

	% of Net
Holding	Assets	Line of Business

SBA Communications Corp.	2.5%	Wireless Telecommunication Services
CB Richard Ellis Group, Inc.	2.4	Real Estate Management & Development
Global Payments, Inc.	2.1	IT Services
Whiting Petroleum Corp.	2.1	Oil, Gas & Consumable Fuels
Core Laboratories NV	2.0	Energy Equipment & Services
PetSmart, Inc.	1.8	Specialty Retail
Healthcare Services Group, Inc.	1.7	Commercial Services & Supplies
Phillips-Van Heusen Corp.	1.6	Textiles, Apparel & Luxury Goods
FLIR Systems, Inc.	1.6	Electronic Equipment, Instruments & Components
Roper Industries, Inc.	1.6	Electrical Equipment

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in large cap growth stocks. More specifically, the Goldman Sachs Growth Equity Investment Team seeks businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, the Team seeks companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Strategic Growth Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 23.00%, 22.58%, 22.52%, 23.29%, 22.99%, 23.18% and 22.87%, respectively. These returns compare to the 31.04% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	While each of the equity market sectors generated positive absolute returns, positioning in all sectors detracted from the Fund’s results relative to the Russell Index during the Reporting Period. Positioning in the utilities, energy and industrials sectors detracted least. Detracting from the Fund’s relative results most was having an overweighted allocation to the lagging consumer staples sector and stock selection in the consumer discretionary and telecommunication services sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oilfield services companies Schlumberger and Halliburton and in semiconductor chip manufacturer QUALCOMM.

Schlumberger contributed to the Fund’s performance, as the oilfield services company benefited from the rising price of oil during the Reporting Period. Strong results from its North American operations also helped its stock price performance, as the company benefited from improvements in U.S. pricing for its services and in drilling activity as well as from restructuring and streamlining of its U.S. operations. At the end of the Reporting Period, we continued to have conviction in the company given our belief that it would be able to improve margins through the restructuring of its North American divisions and gain share in international markets. We added to the Fund’s position in Schlumberger during the Reporting Period.

PORTFOLIO RESULTS

Like Schlumberger, Halliburton similarly benefited from the rising pricing in oil during the Reporting Period. Further, shares of Halliburton rose after the company announced better than expected quarterly results. Halliburton reported an unexpected increase in activity and stronger pricing in its pressure pumping business. The company also noted solid improvements in its cementing and directional drilling business segments. At the end of the Reporting Period, we continued to believe Halliburton was well positioned within the oil well services industry given its globally diversified franchise and superior technology. In addition, we believed Halliburton would likely benefit from industry regulation surrounding deep water drilling, as it is likely to create demand for the company’s specialized products and services, which would, in turn, increase revenue and improve margins for the company.

Shares of QUALCOMM rose during the Reporting Period after the company reported fiscal first quarter earnings that beat consensus estimates and raised guidance for 2011 overall. Its better than anticipated results were driven by higher handset pricing as smart phone demand remained strong. In addition, Nokia announced its partnership with Microsoft to create the Nokia-Windows Phone, which will adopt Windows Phone as its principal smart phone platform. In our view, QUALCOMM is likely to be a significant beneficiary of this partnership given its role as the exclusive chipset vendor for Windows Phone 7 smart phones. We further believe the company is competitively well positioned given its strong intellectual property portfolio of CDMA (Code Division Multiple Access, a protocol used in wireless communications to transmit multiple digital signals simultaneously over the same carrier frequency) technologies and significant growth opportunities in emerging markets and 3G and 4G (third generation and fourth generation) mobile phones. We added to the Fund’s position in QUALCOMM during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in beverage, snack and food manufacturer PepsiCo, wireless communications and broadcast tower operator Crown Castle International and beauty and related products manufacturer Avon Products.

PepsiCo detracted from the Fund’s performance as its shares fell after the company reported weaker than expected fiscal fourth quarter earnings and issued disappointing guidance, thus lagging the Russell Index. The company faced rising input costs that impacted margins and hurt its recent results. Still, at the end of the Reporting Period, we continued to have conviction in the company as we believe PepsiCo is well positioned due to its strong brand recognition to exert pricing power in order to maintain margins. In addition, we believe that cost saving synergies from the acquisition of its bottlers along with long-term opportunities in the emerging markets should provide additional earnings growth potential. We further believe the company’s management has a strong track record of making disciplined investment decisions. We thus added to the Fund’s position in PepsiCo during the Reporting Period on weakness.

Shares of Crown Castle International pulled back after strong performance during the Fund’s prior fiscal year. While its shares were down, the company issued fiscal third quarter results and 2010 guidance ahead of estimates. Such results were driven by strong leasing trends as customers are building out their 4G (fourth generation) networks. Should demand for mobile content grow as anticipated, we believe tower leasing will increase as wireless carriers are required to add capacity in order to support increased usage, network upgrades and improved coverage. At the end of the Reporting Period, we believed Crown Castle International was well positioned with a portfolio of tower sites that exhibit high urban exposure. We believed such positioning, in turn, may well allow the company to gain share in leasing activity, as new network builds are being concentrated in urban markets. Thus, we trimmed the Fund’s position in the wireless tower company but maintained a Fund holding in its stock.

Shares of Avon Products declined during the Reporting Period, as the company reported earnings below consensus estimates. The company’s stock had rallied prior to the earnings report on the rumor that L’Oreal would make an offer to buy Avon Products, and we, at that time, trimmed the Fund’s position. While Avon’s fiscal third quarter results were disappointing, our long-term investment thesis remained intact, and thus we subsequently added to the position on weakness. At the end of the Reporting Period, we continue to believe Avon Products is poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to several growing markets.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Salesforce.com, a provider of enterprise cloud computing applications, during the Reporting Period. (Cloud computing is Internet-based computing, whereby shared resources, software, and information are provided to computers and other devices on demand, like the electricity grid.) We believe the company is poised for growth as it transitions from offering a single product to a platform of enterprise applications. We further believe customer attrition will decline as the company expands its capabilities to offer more differentiated enterprise cloud solutions, which, in turn, should lead to more rapid adoption of the technology and allow the company to gain market share.

We established a Fund position in global payment and travel company American Express. In our view, the company is well positioned to take advantage of a turnaround in corporate hiring. We believe the recent uncertainty regarding the indirect impact from the Durbin amendment, which legislated credit interchange, created an attractive opportunity to initiate a position in the company.

Conversely, the Fund sold its position in diversified financial services firm JPMorgan Chase. While we believe JPMorgan Chase remains one of the strongest franchises in the financial services industry, we also believe the company has fewer growth prospects than some others in the industry given its sizable balance sheet. As a result, the company’s stock was trading during the Reporting Period at a premium valuation compared to its peers. Furthermore, we remained concerned over the company’s exposure to the still-weak housing market and to the risks associated with foreclosure and litigation issues. As the risk/reward profile for JPMorgan Chase had become less attractive in our view, we decided to eliminate the Fund’s position in the company’s stock.

We exited the Fund’s position in Monsanto, a chemical company that specializes in agricultural biotechnology. The company produces genetically engineered seed for most commercial crops and is a leading producer of fertilizers, pesticides and herbicides, such as Roundup. During the Reporting Period, Monsanto reported disappointing preliminary harvest results for its SmartStax corn product. Due to the near-term concerns surrounding the product’s ability to meet yield expectations, we decided to sell out of the Fund’s position in Monsanto.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, energy and health care decreased and its allocation to information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, health care, financials and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, energy and materials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and information technology and had no position at all in utilities on February 28, 2011.

FUND BASICS

Strategic Growth Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010-February 28, 2011	(based on NAV)[1]	Growth Index[2]

Class A	23.00%	31.04%
Class B	22.58	31.04
Class C	22.52	31.04
Institutional	23.29	31.04
Service	22.99	31.04
Class IR	23.18	31.04
Class R	22.87	31.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

				Since	Inception
For the period ended 12/31/10	One Year	Five Years	Ten Years	Inception	Date

Class A	4.42%	1.40%	-1.41%	-0.31%	5/24/99
Class B4	4.62	1.38	-1.45	-0.34	5/24/99
Class C	8.73	1.78	-1.59	-0.56	5/24/99
Institutional	11.00	2.97	-0.45	0.58	5/24/99
Service	10.43	2.52	-0.84	0.19	5/24/99
Class IR	10.89	N/A	N/A	22.64	1/6/09
Class R	10.39	N/A	N/A	22.11	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.53%
Class B	1.90	2.28
Class C	1.90	2.28
Institutional	0.75	1.13
Service	1.25	1.63
Class IR	0.90	1.28
Class R	1.40	1.78

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.3%	Computers & Peripherals
QUALCOMM, Inc.	4.9	Communications Equipment
Schlumberger Ltd.	4.9	Energy Equipment & Services
Google, Inc.	3.7	Internet Software & Services
PepsiCo., Inc.	3.2	Beverages
American Tower Corp.	3.0	Wireless Telecommunication Services
Oracle Corp.	3.0	Software
Costco Wholesale Corp.	3.0	Food & Staples Retailing
Lowe’s Cos., Inc.	2.8	Specialty Retail
St. Jude Medical, Inc.	2.5	Health Care Equipment & Supplies

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund*

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in equity investments of “Technology Tollkeeper” companies. In general, the Goldman Sachs Growth Equity Investment Team defines a Technology Tollkeeper company as a high quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Technology Tollkeeper Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 27.61%, 27.19%, 27.22%, 27.89% and 27.66%, respectively. These returns compare to the 31.61% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

The Fund introduced IR Shares on September 30, 2010. From that date through February 28, 2011, the Fund’s IR Shares generated a cumulative total return, without sales charge, of 13.25%. This return compares to the 17.46% cumulative total return of the NASDAQ Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	While all but one of the equity market sectors generated positive absolute returns, positioning in all sectors detracted from the Fund’s results relative to the NASDAQ Index during the Reporting Period. Positioning in the health care, information technology and financials sectors detracted least. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary and materials sectors and having an overweighted allocation to the lagging telecommunication services sector.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in digital media content provider Sonic Solutions, integrated mobile telecommunications content provider Motricity and semiconductor chip manufacturer QUALCOMM.

Sonic Solutions, a third party provider of streaming movie content, was a top contributor to the Fund’s results during the Reporting Period. Its shares rose after the company agreed to be acquired by Rovi at a significant premium to the previous close. We subsequently sold the Fund’s position in Sonic Solutions. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

*	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund changed its name to the Goldman Sachs Technology Tollkeeper Fund.

PORTFOLIO RESULTS

Motricity contributed to the Fund’s relative performance during the Reporting Period. Its shares advanced after the company reported better than expected earnings and announced an agreement with Celcom, a telecommunication services operator in Malaysia and a subsidiary of the Axiata Group. Previously, the company had entered into an agreement with XL Axiata, an Indonesian subsidiary of Axiata. We believe such agreements are a positive trend for Motricity, as the Axiata Group has additional holdings throughout Asia, including India, Singapore and Bangladesh. In turn, we believe Motricity is well positioned to offer its mobile software solutions to wireless providers throughout the world and particularly in emerging markets that have high growth in mobile device usage. We maintained a Fund holding position in Motricity but trimmed its position during the Reporting Period, taking gains.

Shares of QUALCOMM rose during the Reporting Period after the company reported fiscal first quarter earnings that beat consensus estimates and raised guidance for 2011 overall. Its better than anticipated results were driven by higher handset pricing as smart phone demand remained strong. In addition, Nokia announced its partnership with Microsoft to create the Nokia-Windows Phone, which will adopt Windows Phone as its principal smart phone platform. In our view, QUALCOMM is likely to be a significant beneficiary of this partnership given its role as the exclusive chipset vendor for Windows Phone 7 smart phones. We further believe the company is competitively well positioned given its strong intellectual property portfolio of CDMA (Code Division Multiple Access, a protocol used in wireless communications to transmit multiple digital signals simultaneously over the same carrier frequency) technologies and significant growth opportunities in emerging markets and 3G and 4G (third generation and fourth generation) mobile phones. We added to the Fund’s position in QUALCOMM during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in data center services company Equinix, solar power modules encapsulant manufacturer STR Holdings and audio signal processing systems developer Dolby Laboratories.

Equinix detracted from the Fund’s performance during the Reporting Period as the company’s disappointing fiscal third quarter earnings weighed on its shares. In October 2010, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continued to believe at the end of the Reporting Period that the key long-term secular growth drivers behind our original investment thesis, including cloud computing mobile data and video, remained in place. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Thus we trimmed the Fund’s position in Equinix during the Reporting Period but maintained a position in its stock.

STR Holdings detracted from the Fund’s results during the Reporting Period. The company engineers a material that is used in the production of solar panels. The material encapsulates and protects the photovoltaic cells and functions as an adhesive to the panel. STR Holdings’ products are used across multiple photovoltaic cell manufacturers. During the Reporting Period, the company reported strong solar revenue growth, and gross margin expansion led to better than expected fiscal third quarter earnings. However, shares of the stock declined due to concerns that pricing pressures would cause its margins to erode. In our view, solar module prices are likely to decline as the business becomes more commoditized, which should drive demand higher and, in turn, should lead to strong solar volume growth, with STR Holdings a beneficiary. As we believe the company is well positioned to benefit from the overall growth in the solar power generation industry, we added to the Fund’s holding of STR Holdings on weakness during the Reporting Period.

Dolby Laboratories collects royalties from companies that employ the company’s audio technology designed to enhance the entertainment experience. For example, Microsoft employs the technology in its Windows operating systems, specifically Vista and the new Windows 7. The company’s shares declined during the Reporting Period after it lowered its earnings guidance for 2011 to reflect weaker personal computer and television consumer trends. We continued to believe that the Dolby Laboratories franchise remains intact and the addressable market for its technologies, including smart phones, tablets and other mobile devices, is the largest it has been in the company’s history. As a result, we took the

PORTFOLIO RESULTS

opportunity to add to the Fund’s position in the company on weakness during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Rovi during the Reporting Period. The company holds patents on interactive program guides (IPGs) for video delivery services and devices. The IPGs are used in cable and satellite providers’ set-top boxes, and Rovi receives a monthly royalty for each subscriber. In addition, for devices without monthly fees, the company receives a single payment at the time of sale. We believe Rovi, which, as mentioned earlier, acquired Sonic Solutions during the Reporting Period, has significant growth opportunities should demand for interactive media management systems continue to increase as anticipated. We also believe the company’s patents provide a barrier to entry.

We established a Fund position in Rackspace Hosting, a leading provider of hosting and cloud computing services. We believe Rackspace Hosting differentiates itself through its focus on client service, an advantage that we believe should lead to increased adoption of its services, subscriber growth and recurring revenue generation. Furthermore, we believe the company is well positioned to gain market share should the architecture of computing continue to shift toward the cloud as anticipated. During the Reporting Period, the company reported weaker than expected fiscal third quarter earnings results. Given our strong conviction in the company, we took advantage of what we believe was a short-term dislocation in the market and purchased the stock for the Fund’s portfolio.

In addition to the sale of Sonic Solutions, mentioned earlier, we exited the Fund’s position in information technology consulting services firm Cognizant Technology Solutions. The company had been a top contributor to the Fund’s performance in 2010, and we believed its shares had reached full valuation. As a result, we eliminated the Fund’s position in the firm in favor of what we considered more attractive opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, industrials and telecommunication services decreased and its allocations to financials and information technology increased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had overweighted positions relative to the NASDAQ Index in telecommunication services and more modestly so in the materials sector. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary, financials and industrials. The Fund had no exposure to the consumer staples, energy, health care and utilities sectors on February 28, 2011.

FUND BASICS

Technology Tollkeeper Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return	NASDAQ
September 1, 2010–February 28, 2011	(based on NAV)[1]	Composite Index[2]

Class A	27.61%	31.61%
Class B	27.19	31.61
Class C	27.22	31.61
Institutional	27.89	31.61
Service	27.66	31.61

October 1, 2010–February 28, 2011

Class IR	13.25%	17.46%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

				Since	Inception
For the period ended 12/31/10	One Year	Five Years	Ten Years	Inception	Date

Class A	17.42%	9.24%	0.48%	2.13%	10/1/99
Class B4	18.27	9.37	0.42	2.07	10/1/99
Class C	22.30	9.66	0.28	1.86	10/1/99
Institutional	24.73	10.92	1.45	3.05	10/1/99
Service	24.17	10.39	0.98	2.56	10/1/99
Class IR	N/A	N/A	N/A	12.36	9/30/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.63%
Class B	2.25	2.38
Class C	2.25	2.38
Institutional	1.10	1.23
Service	1.60	1.73
Class IR	1.25	1.38

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

Apple, Inc.	8.3%	Computers & Peripherals
QUALCOMM, Inc.	6.8	Communications Equipment
Google, Inc.	4.8	Internet Software & Services
NetApp, Inc.	3.5	Computers & Peripherals
Amphenol Corp.	3.4	Electronic Equipment, Instruments & Components
Salesforce.com, Inc.	3.2	Software
SuccessFactors, Inc.	3.0	Software
Xilinx, Inc.	2.8	Semiconductors & Semiconductor Equipment
Rovi Corp.	2.8	Software
SBA Communications Corp.	2.6	Wireless Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in U.S. large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Standard & Poor’s 500 Index. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be high-quality companies that have compelling prospects and attractive valuations. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may also, but does not currently intend to, invest in fixed income securities, including government, corporate and bank debt obligations. The Goldman Sachs Growth Equity Investment Team uses fundamental research to find strong business franchises with favorable long-term growth prospects and excellent management. Investment criteria include dominant market share, positive free cash flow, enduring competitive advantages and sustainable growth. The process also includes a valuation component. The Goldman Sachs Fundamental Equity Value Investment Team’s philosophy is based on the belief that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. The Team uses a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Fund’s performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs U.S. Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 27.39%, 26.99%, 27.78%, 27.69% and 27.34%, respectively. These returns compare to the 27.73% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the industrials, information technology and financials sectors helped the Fund’s performance most relative to the S&P 500 Index. Detracting from the Fund’s relative results most was stock selection in the energy, consumer staples and telecommunication services sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in global oilfield services company Schlumberger, diversified manufacturing and technology company Honeywell International and semiconductor chip manufacturer QUALCOMM.

PORTFOLIO RESULTS

Schlumberger was a top contributor to the Fund’s results, as the oilfield services company benefited from the rising price of oil during the Reporting Period. Strong results from its North American operations also helped its stock price performance, as the company benefited from improvements in U.S. pricing for its services and in drilling activity as well as from restructuring and streamlining of its U.S. operations.

Honeywell International’s stock performed strongly during the Reporting Period. The company was a strong contributor to Fund results, as its share price rose after it announced a change to its method of pension accounting. Under the new method, volatility of pension expense will decrease, which should lead to more stable corporate earnings going forward. In addition, the company experienced multiple sell-side upgrades and confirmed positive guidance for its business.

Shares of QUALCOMM rose during the Reporting Period after the company reported fiscal first quarter earnings that beat consensus estimates and raised guidance for 2011 overall. Its better than anticipated results were driven by higher handset pricing as smart phone demand remained strong.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in diversified consumer foods company General Mills, utilities company Entergy and wireless and wireline telecommunication services company Sprint Nextel.

Shares of consumer staples giant General Mills were pressured during the Reporting Period by investor concerns over the impact of inflation on its profit margins. Despite these headwinds, we maintained conviction in this company, as we believe both that its diverse portfolio of products has above-average growth opportunities and that its established history of product innovation should enable it to gain market share and expand into new categories.

Entergy, an electric power production and retail distribution company, detracted from the Fund’s results during the Reporting Period due primarily to weak power prices. In addition, the market responded negatively to Entergy’s inability to sell its Vermont Yankee nuclear plant.

In telecommunication services, uncertainty around the funding status of wireless broadband services provider Clearwire pressured shares of the Fund’s holding in Sprint Nextel, which owns a stake in Clearwire. In the short term, we believe that Clearwire will be able to obtain funding that should relieve pressure on both Clearwire and Sprint Nextel shares. Sprint Nextel’s shares were also negatively affected by the company’s reports of weaker than expected earnings. While this announcement caused the company’s stock to decline, we believe there were significant long-term positives included in the earnings release as well. The company reported its second straight quarter of growth in new customers and showed notable improvement in postpaid churn, that is, the number of customers, bound by a contract and who pay a monthly sum in exchange for a given number of call minutes, who switch to a competitor, compared to one year prior. Together, we believe these factors should drive continued progress in the recovery of its business.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Broadly speaking, we added to select global franchises with increased exposure to developing market revenue streams as well as secular growth stories with what we believed to be compelling valuations. In energy, we added to the Fund’s position in Schlumberger, a global oilfield services company with strong market share in deep water. As Schlumberger has a clear, leading position in the international markets, we believe that Schlumberger should be a primary beneficiary of the international oil services recovery that is anticipated to materialize later in 2011 and be more robust in 2012. We also favored Schlumberger because of what we considered to be its strong management team and balance sheet.

PORTFOLIO RESULTS

In industrials, we added to the Fund’s position in General Electric. We added to the Fund’s holding in General Electric at the end of 2010 as the stock had lagged its peers within the sector for the calendar year, and we believed this was a prudent opportunity to increase the Fund’s position in the diversified technology, media and financial services conglomerate. In our view, the stock was attractively valued given the company’s favorable business mix and global growth prospects. We believe General Electric’s management team has effectively improved the firm’s business mix by divesting low margin, low return businesses while investing in global growing businesses as well as by cutting overall costs and making thoughtful research and development decisions throughout the recent global economic downturn. In our view, the firm is well positioned to gain market share as the global economy continues to recover.

We eliminated the Fund’s position in Cisco Systems after the Internet data networking products supply company reported disappointing fiscal second quarter results. We were concerned about the sustainability of profit margins in the company’s core switching and router businesses, which constitute approximately one-third of its profits. We believe that Cisco Systems is seeing increased competition and lower margins in these businesses, and we are of the view that it may take several quarters or more for the company to stabilize its gross margins, which could, in turn, continue to pressure its earnings-per-share growth. Although we expect the company to continue to be a leader in its markets over the long term, we believe we have identified other investments with more attractive risk/return profiles.

In energy, we trimmed the Fund’s position in oilfield services company Halliburton, as its stock was a strong performer for the Reporting Period and showed less upside, in our view, than other energy names with similar prospects.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased compared to the S&P 500 Index. The Fund’s allocations compared to the benchmark index in energy, health care and utilities decreased. ’

Q	How was the Fund positioned relative to its benchmark index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the S&P 500 Index in the financials, consumer discretionary and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in energy, utilities, health care and materials and was rather neutrally weighted to the Index in consumer staples, industrials and information technology.

FUND BASICS

U.S. Equity Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return
September 1, 2010–February 28, 2011	(based on NAV) [1]	S&P 500 Index[2]

Class A	27.39%	27.73%
Class C	26.99	27.73
Institutional	27.78	27.73
Class IR	27.69	27.73
Class R	27.34	27.73

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Since Inception	Inception Date

Class A	6.75%	8.65%	11/30/09
Class C	11.10	13.53	11/30/09
Institutional	13.51	14.94	11/30/09
Class IR	13.29	14.72	11/30/09
Class R	12.73	14.16	11/30/09

[3]	The Standardized Total Returns are the cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	11.67%
Class C	1.93	12.42
Institutional	0.78	11.27
Class IR	0.93	11.42
Class R	1.43	11.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/11[5]

Holding	% of Net Assets	Line of Business

General Electric Co.	3.6%	Industrial Conglomerates
Apple, Inc.	3.6	Computers & Peripherals
QUALCOMM, Inc.	3.3	Communications Equipment
JPMorgan Chase & Co.	3.2	Diversified Financial Services
Schlumberger Ltd.	2.9	Energy Equipment & Services
Google, Inc.	2.5	Internet Software & Services
The Boeing Co.	2.5	Aerospace & Defense
Honeywell International, Inc.	2.4	Aerospace & Defense
Occidental Petroleum Corp.	2.3	Oil, Gas & Consumable Fuels
PepsiCo., Inc.	2.3	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 28, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense – 1.0%
267,711	Raytheon Co.	$13,709,480

Beverages – 4.6%
749,958	PepsiCo., Inc.	47,562,337
236,772	The Coca-Cola Co.	15,134,466

		62,696,803

Biotechnology* – 2.8%
234,903	Amgen, Inc.	12,057,571
113,642	Biogen Idec, Inc.	7,773,113
446,387	Gilead Sciences, Inc.	17,400,165

		37,230,849

Capital Markets – 4.1%
507,649	Morgan Stanley & Co.	15,067,022
398,383	Northern Trust Corp.	20,544,611
1,042,845	The Charles Schwab Corp.	19,782,770

		55,394,403

Chemicals – 2.7%
241,648	Ecolab, Inc.	11,753,759
249,537	Praxair, Inc.	24,798,987

		36,552,746

Commercial Services & Supplies – 1.0%
529,224	Iron Mountain, Inc.	13,759,824

Communications Equipment – 6.7%
1,151,990	Cisco Systems, Inc.*	21,380,934
1,162,517	QUALCOMM, Inc.	69,262,763

		90,643,697

Computers & Peripherals* – 7.0%
219,830	Apple, Inc.	77,646,154
336,959	NetApp, Inc.	17,407,302

		95,053,456

Consumer Finance – 1.9%
154,836	American Express Co.	6,746,204
1,294,212	SLM Corp.*	19,180,222

		25,926,426

Diversified Financial Services – 1.9%
81,500	CME Group, Inc.	25,369,320

Electronic Equipment, Instruments & Components – 1.7%
400,286	Amphenol Corp.	23,008,439

Energy Equipment & Services – 6.5%
508,881	Halliburton Co.	23,886,874
690,005	Schlumberger Ltd.	64,460,267

		88,347,141

Food & Staples Retailing – 2.4%
427,908	Costco Wholesale Corp.	32,003,239

Health Care Equipment & Supplies – 3.7%
321,625	Baxter International, Inc.	17,094,369
690,563	St. Jude Medical, Inc.*	33,064,156

		50,158,525

Hotels, Restaurants & Leisure – 1.6%
195,667	McDonald’s Corp.	14,808,079
144,380	Yum! Brands, Inc.	7,266,645

		22,074,724

Household Products – 1.3%
274,359	The Procter & Gamble Co.	17,298,335

Internet Software & Services* – 4.5%
193,698	Equinix, Inc.	16,743,255
72,125	Google, Inc.	44,241,475

		60,984,730

IT Services – 3.9%
284,000	Global Payments, Inc.	13,629,160
91,172	MasterCard, Inc. Class A	21,932,336
747,065	Western Union Co.	16,427,960

		51,989,456

Life Sciences Tools & Services* – 2.0%
492,580	Thermo Fisher Scientific, Inc.	27,495,816

Machinery – 0.7%
170,325	Danaher Corp.	8,618,445

Media – 1.6%
473,609	Viacom, Inc. Class B	21,151,378

Multiline Retail – 1.6%
410,640	Target Corp.	21,579,132

Oil, Gas & Consumable Fuels – 2.9%
149,357	Occidental Petroleum Corp.	15,229,933
620,005	Southwestern Energy Co.*	24,477,798

		39,707,731

Personal Products – 1.5%
741,104	Avon Products, Inc.	20,610,102

Pharmaceuticals – 4.0%
529,438	Johnson & Johnson	32,528,671
276,581	Merck & Co., Inc.	9,008,243
256,875	Teva Pharmaceutical Industries Ltd. ADR	12,869,437

		54,406,351

Real Estate Management & Development* – 2.3%
1,238,094	CB Richard Ellis Group, Inc.	31,001,874

Semiconductors & Semiconductor Equipment – 3.0%
171,972	Broadcom Corp.	7,088,686
266,901	NVIDIA Corp.*	6,047,976
837,243	Xilinx, Inc.	27,838,330

		40,974,992

Software – 5.9%
1,038,941	Microsoft Corp.	27,615,052
1,258,216	Oracle Corp.	41,395,306
76,659	Salesforce.com, Inc.*	10,139,686

		79,150,044

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 5.8%
315,498	Bed Bath & Beyond, Inc.*	$15,191,229
1,289,145	Lowe’s Cos., Inc.	33,736,925
1,378,721	Staples, Inc.	29,366,757

		78,294,911

Textiles, Apparel & Luxury Goods – 2.8%
317,258	NIKE, Inc. Class B	28,245,480
76,646	Polo Ralph Lauren Corp.	9,711,815

		37,957,295

Thrifts & Mortgage Finance – 0.9%
915,469	People’s United Financial, Inc.	12,065,882

Wireless Telecommunication Services* – 4.4%
730,267	American Tower Corp.	39,405,207
479,200	Crown Castle International Corp.	20,198,280

		59,603,487

TOTAL COMMON STOCKS
(Cost $916,511,065)		$1,334,819,033

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.1%
Repurchase Agreement – 1.1%
Joint Repurchase Agreement Account II
$14,900,000	0.195%	03/01/11	$14,900,000
Maturity Value: $14,900,081
(Cost $14,900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $931,411,065)			$1,349,719,033

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			2,486,829

NET ASSETS – 100.0%			$1,352,205,862

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%
Beverages – 3.4%
151,028	PepsiCo., Inc.	$9,578,196

Biotechnology* – 1.6%
111,464	Gilead Sciences, Inc.	4,344,867

Capital Markets – 3.6%
101,568	Northern Trust Corp.	5,237,862
248,822	The Charles Schwab Corp.	4,720,153

		9,958,015

Chemicals – 2.8%
79,070	Praxair, Inc.	7,857,977

Communications Equipment – 6.1%
288,188	QUALCOMM, Inc.	17,170,241

Computers & Peripherals* – 8.4%
55,089	Apple, Inc.	19,457,986
80,734	NetApp, Inc.	4,170,718

		23,628,704

Diversified Financial Services – 3.1%
28,134	CME Group, Inc.	8,757,551

Energy Equipment & Services – 8.5%
131,076	Halliburton Co.	6,152,707
189,225	Schlumberger Ltd.	17,677,400

		23,830,107

Food & Staples Retailing – 3.8%
141,045	Costco Wholesale Corp.	10,548,755

Health Care Equipment & Supplies* – 4.1%
237,398	St. Jude Medical, Inc.	11,366,616

Household Products – 1.7%
76,503	The Procter & Gamble Co.	4,823,514

Internet Software & Services* – 5.8%
58,786	Equinix, Inc.	5,081,462
18,109	Google, Inc.	11,108,060

		16,189,522

IT Services – 3.3%
38,584	MasterCard, Inc. Class A	9,281,767

Life Sciences Tools & Services* – 3.0%
152,439	Thermo Fisher Scientific, Inc.	8,509,145

Oil, Gas & Consumable Fuels – 4.0%
45,704	Occidental Petroleum Corp.	4,660,437
169,064	Southwestern Energy Co.*	6,674,647

		11,335,084

Personal Products – 2.4%
242,375	Avon Products, Inc.	6,740,449

Pharmaceuticals – 4.2%
107,727	Johnson & Johnson	6,618,747
104,558	Teva Pharmaceutical Industries Ltd. ADR	5,238,356

		11,857,103

Real Estate Management & Development* – 3.3%
372,855	CB Richard Ellis Group, Inc.	9,336,289

Semiconductors & Semiconductor Equipment – 3.8%
70,277	Broadcom Corp.	2,896,818
230,423	Xilinx, Inc.	7,661,565

		10,558,383

Software – 5.4%
193,747	Microsoft Corp.	5,149,795
307,233	Oracle Corp.	10,107,966

		15,257,761

Specialty Retail – 7.1%
418,214	Lowe’s Cos., Inc.	10,944,660
420,572	Staples, Inc.	8,958,184

		19,902,844

Textiles, Apparel & Luxury Goods – 2.6%
82,055	NIKE, Inc. Class B	7,305,357

Wireless Telecommunication Services* – 7.1%
245,188	American Tower Corp.	13,230,344
158,451	Crown Castle International Corp.	6,678,710

		19,909,054

TOTAL COMMON STOCKS
(Cost $205,776,382)		$278,047,301

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.9%
Repurchase Agreement – 0.9%
Joint Repurchase Agreement Account II
$2,400,000	0.195%	03/01/11	$2,400,000
Maturity Value: $2,400,013
(Cost $2,400,000)

TOTAL INVESTMENTS – 100.0%
(Cost $208,176,382)			$280,447,301

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			105,610

NET ASSETS – 100.0%			$280,552,911

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 2.4%
3,292	Aerovironment, Inc.*	$95,501
2,204	Alliant Techsystems, Inc.	159,063
3,355	DigitalGlobe, Inc.*	108,299
4,035	Raytheon Co.	206,632

		569,495

Auto Components* – 0.1%
2,019	Amerigon, Inc.	27,539

Beverages – 2.0%
7,372	PepsiCo., Inc.	467,532

Biotechnology* – 1.8%
2,872	Amgen, Inc.	147,420
6,844	Gilead Sciences, Inc.	266,779

		414,199

Capital Markets – 4.4%
3,144	Evercore Partners, Inc.	108,405
6,659	Lazard Ltd.	292,996
6,645	Morgan Stanley & Co.	197,224
5,578	Northern Trust Corp.	287,658
8,521	The Charles Schwab Corp.	161,643

		1,047,926

Chemicals – 2.4%
1,914	Ecolab, Inc.	93,097
3,358	Praxair, Inc.	333,718
7,633	STR Holdings, Inc.*	138,234

		565,049

Commercial Banks* – 0.8%
6,462	Eagle Bancorp, Inc.	95,638
3,174	First Republic Bank	92,839

		188,477

Commercial Services & Supplies – 1.4%
5,548	Healthcare Services Group, Inc.	98,588
9,062	Iron Mountain, Inc.	235,612

		334,200

Communications Equipment – 5.7%
5,477	Calix, Inc.*	97,436
17,855	Cisco Systems, Inc.*	331,389
15,135	QUALCOMM, Inc.	901,743

		1,330,568

Computers & Peripherals* – 7.1%
3,852	Apple, Inc.	1,360,565
5,869	NetApp, Inc.	303,192

		1,663,757

Construction & Engineering* – 0.5%
5,193	Quanta Services, Inc.	118,452

Consumer Finance – 1.9%
2,614	American Express Co.	113,892
22,327	SLM Corp.*	330,886

		444,778

Diversified Consumer Services* – 0.8%
4,284	Coinstar, Inc.	182,841

Diversified Financial Services – 1.7%
858	CME Group, Inc.	267,078
995	IntercontinentalExchange, Inc.*	127,559

		394,637

Diversified Telecommunication Services* – 0.5%
6,080	TW telecom, inc.	113,088

Electrical Equipment – 0.6%
1,744	Roper Industries, Inc.	146,723

Electronic Equipment, Instruments & Components – 2.0%
3,536	Amphenol Corp.	203,249
1,837	Dolby Laboratories, Inc. Class A*	92,897
5,630	FLIR Systems, Inc.	181,849

		477,995

Energy Equipment & Services – 6.3%
3,451	Cameron International Corp.*	204,058
1,581	Core Laboratories NV	163,396
1,448	Dril-Quip, Inc.*	111,062
6,666	Halliburton Co.	312,902
7,319	Schlumberger Ltd.	683,741

		1,475,159

Food & Staples Retailing – 1.6%
5,139	Costco Wholesale Corp.	384,346

Health Care Equipment & Supplies – 4.1%
3,778	Baxter International, Inc.	200,801
1,699	C.R. Bard, Inc.	166,094
7,255	CareFusion Corp.*	198,206
8,542	St. Jude Medical, Inc.*	408,991

		974,092

Health Care Providers & Services* – 1.0%
5,521	ExamWorks Group, Inc.	116,328
1,738	Henry Schein, Inc.	119,887

		236,215

Health Care Technology* – 0.9%
7,032	Emdeon, Inc.	110,403
7,125	MedAssets, Inc.	100,961

		211,364

Hotels, Restaurants & Leisure – 1.7%
1,701	Choice Hotels International, Inc.	65,693
2,967	McDonald’s Corp.	224,542
2,208	Yum! Brands, Inc.	111,129

		401,364

Household Durables – 1.2%
14,234	Newell Rubbermaid, Inc.	275,286

Household Products – 0.7%
2,764	The Procter & Gamble Co.	174,270

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Internet Software & Services* – 4.2%
1,687	Equinix, Inc.	$145,824
1,145	Google, Inc.	702,343
6,727	GSI Commerce, Inc.	139,855

		988,022

IT Services – 4.6%
7,539	Genpact Ltd.*	105,169
4,753	Global Payments, Inc.	228,096
9,612	InterXion Holding NV*	140,912
3,785	iSoftStone Holdings Ltd. ADR*	67,789
1,348	MasterCard, Inc. Class A	324,275
795	VeriFone Systems, Inc.*	36,125
8,433	Western Union Co.	185,442

		1,087,808

Life Sciences Tools & Services* – 1.9%
7,828	Thermo Fisher Scientific, Inc.	436,959

Machinery – 1.6%
2,214	Danaher Corp.	112,028
2,308	IDEX Corp.	95,182
4,395	Kennametal, Inc.	169,032

		376,242

Media – 1.8%
4,203	Lamar Advertising Co.*	162,950
2,428	Scripps Networks Interactive Class A	126,110
2,981	Viacom, Inc. Class B	133,132

		422,192

Multiline Retail – 0.8%
3,606	Target Corp.	189,495

Oil, Gas & Consumable Fuels – 3.2%
1,238	Occidental Petroleum Corp.	126,239
4,628	Petrohawk Energy Corp.*	99,965
8,649	Southwestern Energy Co.*	341,462
2,690	Whiting Petroleum Corp.*	175,765

		743,431

Personal Products – 1.0%
8,470	Avon Products, Inc.	235,551

Pharmaceuticals – 2.3%
5,242	Johnson & Johnson	322,068
4,238	Teva Pharmaceutical Industries Ltd. ADR	212,324

		534,392

Professional Services* – 0.8%
6,014	Verisk Analytics, Inc.	194,553

Real Estate Management & Development* – 1.2%
10,976	CB Richard Ellis Group, Inc.	274,839

Semiconductors & Semiconductor Equipment – 3.2%
1,471	Hittite Microwave Corp.*	90,290
3,380	Linear Technology Corp.	116,813
8,319	NVIDIA Corp.*	188,509
11,021	Xilinx, Inc.	366,448

		762,060

Software – 6.4%
1,733	Citrix Systems, Inc.*	121,587
17,232	Microsoft Corp.	458,027
16,170	Oracle Corp.	531,993
8,976	RealD, Inc.*	201,511
1,463	Salesforce.com, Inc.*	193,511

		1,506,629

Specialty Retail – 6.1%
1,614	Advance Auto Parts, Inc.	101,166
4,718	Bed Bath & Beyond, Inc.*	227,172
3,583	Dick’s Sporting Goods, Inc.*	133,073
7,183	GameStop Corp. Class A*	143,301
12,550	Lowe’s Cos., Inc.	328,433
10,414	OfficeMax, Inc.*	143,088
4,318	PetSmart, Inc.	176,477
8,325	Staples, Inc.	177,322

		1,430,032

Textiles, Apparel & Luxury Goods – 2.4%
2,690	NIKE, Inc. Class B	239,491
2,610	Phillips-Van Heusen Corp.	156,626
1,258	Polo Ralph Lauren Corp.	159,401

		555,518

Thrifts & Mortgage Finance – 0.4%
7,200	People’s United Financial, Inc.	94,896

Wireless Telecommunication Services* – 2.4%
6,460	American Tower Corp. Class A	348,581
5,377	SBA Communications Corp.	226,318

		574,899

TOTAL COMMON STOCKS
(Cost $18,124,879)		$23,026,870

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$500,000	0.195%	03/01/11	$500,000
Maturity Value: $500,003
(Cost $500,000)

TOTAL INVESTMENTS – 100.0%
(Cost $18,624,879)			$23,526,870

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(3,687)

NET ASSETS – 100.0%			$23,523,183

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense – 3.4%
834,847	Alliant Techsystems, Inc.	$60,250,908
1,382,612	DigitalGlobe, Inc.*	44,630,715
1,120,328	Raytheon Co.	57,371,997

		162,253,620

Air Freight & Logistics – 0.6%
399,828	C.H. Robinson Worldwide, Inc.	28,943,549

Capital Markets – 6.7%
324,122	Affiliated Managers Group, Inc.*	34,600,023
1,331,659	Invesco Ltd.	35,741,728
1,823,937	Lazard Ltd.	80,253,228
1,729,414	Northern Trust Corp.	89,185,880
3,820,691	TD Ameritrade Holding Corp.	83,291,064

		323,071,923

Chemicals – 1.7%
1,635,749	Ecolab, Inc.	79,562,831

Commercial Banks* – 0.8%
1,329,363	First Republic Bank	38,883,868

Commercial Services & Supplies – 2.2%
2,734,613	Iron Mountain, Inc.	71,099,938
1,292,368	Ritchie Bros. Auctioneers, Inc.	32,955,384

		104,055,322

Computers & Peripherals* – 1.4%
1,323,873	NetApp, Inc.	68,391,279

Construction & Engineering* – 1.5%
3,206,388	Quanta Services, Inc.	73,137,710

Consumer Finance* – 1.4%
4,573,844	SLM Corp.	67,784,368

Diversified Consumer Services* – 1.2%
1,360,141	Coinstar, Inc.	58,050,818

Diversified Financial Services* – 2.8%
697,341	IntercontinentalExchange, Inc.	89,399,116
1,328,360	MSCI, Inc.	47,156,780

		136,555,896

Diversified Telecommunication Services* – 1.2%
3,172,392	TW telecom, inc.	59,006,491

Electrical Equipment – 1.2%
709,807	Roper Industries, Inc.	59,716,063

Electronic Equipment, Instruments & Components – 4.2%
1,765,534	Amphenol Corp.	101,482,894
465,236	Dolby Laboratories, Inc. Class A*	23,526,985
2,345,395	FLIR Systems, Inc.	75,756,258

		200,766,137

Energy Equipment & Services – 5.4%
2,036,294	Cameron International Corp.*	120,406,064
678,539	Core Laboratories NV	70,127,006
882,318	Dril-Quip, Inc.*	67,673,791

		258,206,861

Health Care Equipment & Supplies – 7.1%
961,923	C.R. Bard, Inc.	94,037,592
2,685,636	CareFusion Corp.*	73,371,576
122,329	Intuitive Surgical, Inc.*	40,117,796
2,819,943	St. Jude Medical, Inc.*	135,018,871

		342,545,835

Health Care Providers & Services* – 1.2%
846,794	Henry Schein, Inc.	58,411,850

Health Care Technology* – 0.8%
2,339,382	Emdeon, Inc.	36,728,298

Hotels, Restaurants & Leisure – 0.9%
969,285	Darden Restaurants, Inc.	45,682,402

Household Durables – 1.9%
4,672,194	Newell Rubbermaid, Inc.	90,360,232

Insurance – 1.3%
1,769,882	Principal Financial Group, Inc.	60,636,157

Internet Software & Services* – 2.0%
702,439	Equinix, Inc.	60,718,827
1,710,610	GSI Commerce, Inc.	35,563,582

		96,282,409

IT Services – 5.7%
654,578	FleetCor Technologies, Inc.*	20,939,950
1,689,502	Genpact Ltd.*	23,568,553
2,471,775	Global Payments, Inc.	118,620,482
920,594	VeriFone Systems, Inc.*	41,831,791
3,059,364	Western Union Co.	67,275,415

		272,236,191

Machinery – 1.2%
1,519,526	Kennametal, Inc.	58,440,970

Media – 2.5%
1,841,907	Lamar Advertising Co.*	71,410,734
894,621	Scripps Networks Interactive Class A	46,466,615

		117,877,349

Oil, Gas & Consumable Fuels* – 4.4%
1,934,651	Petrohawk Energy Corp.	41,788,462
2,342,007	Southwestern Energy Co.	92,462,436
1,187,756	Whiting Petroleum Corp.	77,607,977

		211,858,875

Personal Products – 1.9%
3,246,025	Avon Products, Inc.	90,271,955

Professional Services* – 1.7%
2,453,150	Verisk Analytics, Inc.	79,359,403

Real Estate Management & Development* – 2.4%
4,531,991	CB Richard Ellis Group, Inc.	113,481,055

Semiconductors & Semiconductor Equipment – 5.1%
1,251,913	Altera Corp.	52,405,078
1,293,828	Linear Technology Corp.	44,714,696

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

1,882,361	NVIDIA Corp.*	$42,654,300
3,193,273	Xilinx, Inc.	106,176,327

		245,950,401

Software* – 5.0%
896,458	Citrix Systems, Inc.	62,895,493
2,302,358	RealD, Inc.	51,687,937
478,490	Salesforce.com, Inc.	63,289,872
1,695,882	SuccessFactors, Inc.	60,899,123

		238,772,425

Specialty Retail – 8.7%
662,204	Advance Auto Parts, Inc.	41,506,947
1,753,090	Bed Bath & Beyond, Inc.*	84,411,283
1,383,677	Dick’s Sporting Goods, Inc.*	51,389,764
2,423,521	GameStop Corp.*	48,349,244
2,497,366	PetSmart, Inc.	102,067,348
4,290,432	Staples, Inc.	91,386,202

		419,110,788

Textiles, Apparel & Luxury Goods – 3.4%
1,376,757	Phillips-Van Heusen Corp.	82,619,188
619,793	Polo Ralph Lauren Corp.	78,533,971

		161,153,159

Thrifts & Mortgage Finance – 1.3%
4,842,924	People’s United Financial, Inc.	63,829,738

Wireless Telecommunication Services* – 3.6%
1,338,750	Crown Castle International Corp.	56,428,312
2,780,754	SBA Communications Corp.	117,041,936

		173,470,248

TOTAL COMMON STOCKS
(Cost $3,825,445,199)		$4,694,846,476

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.9%
Repurchase Agreement – 1.9%
Joint Repurchase Agreement Account II
$90,400,000	0.195%	03/01/11	$90,400,000
Maturity Value: $90,400,490
(Cost $90,400,000)

TOTAL INVESTMENTS – 99.7%
(Cost $3,915,845,199)			$4,785,246,476

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			14,653,114

NET ASSETS – 100.0%			$4,799,899,590

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.2%
Aerospace & Defense – 3.7%
394,502	Aerovironment, Inc.*	$11,444,503
154,946	Alliant Techsystems, Inc.	11,182,453
423,784	DigitalGlobe, Inc.*	13,679,747

		36,306,703

Auto Components* – 0.7%
504,538	Amerigon, Inc.	6,881,898

Biotechnology* – 3.6%
101,753	Alexion Pharmaceuticals, Inc.	9,796,779
248,096	BioMarin Pharmaceutical, Inc.	6,068,428
51,162	Cephalon, Inc.	2,880,932
513,582	Halozyme Therapeutics, Inc.	3,548,852
285,749	Incyte Corp.	3,909,046
97,152	Pharmasset, Inc.	4,857,600
61,491	United Therapeutics Corp.	4,146,338

		35,207,975

Capital Markets – 4.1%
151,269	Eaton Vance Corp.	4,734,720
446,672	Evercore Partners, Inc.	15,401,250
238,447	Lazard Ltd.	10,491,668
1,403,852	TradeStation Group, Inc.*	9,447,924

		40,075,562

Chemicals* – 1.2%
637,763	STR Holdings, Inc.	11,549,888

Commercial Banks – 2.6%
335,007	Eagle Bancorp, Inc.*	4,958,104
248,107	East West Bancorp, Inc.	5,761,044
232,363	First Republic Bank*	6,796,618
2,485,325	Popular, Inc.*	8,077,306

		25,593,072

Commercial Services & Supplies – 5.1%
952,544	Healthcare Services Group, Inc.	16,926,707
593,074	Iron Mountain, Inc.	15,419,924
524,389	Ritchie Bros. Auctioneers, Inc.	13,371,919
49,130	Stericycle, Inc.*	4,245,815

		49,964,365

Communications Equipment* – 0.9%
491,472	Calix, Inc.	8,743,287

Construction & Engineering* – 1.5%
663,057	Quanta Services, Inc.	15,124,330

Consumer Finance* – 1.5%
994,002	SLM Corp.	14,731,110

Diversified Consumer Services* – 1.3%
294,730	Coinstar, Inc.	12,579,076

Diversified Financial Services – 1.9%
280,087	CBOE Holdings, Inc.	8,287,774
287,340	MSCI, Inc.*	10,200,570

		18,488,344

Diversified Telecommunication Services* – 1.5%
811,771	TW telecom, inc.	15,098,941

Electrical Equipment – 1.9%
100,950	American Superconductor Corp.*	2,677,194
190,374	Roper Industries, Inc.	16,016,165

		18,693,359

Electronic Equipment, Instruments & Components – 5.7%
259,686	Amphenol Corp.	14,926,751
192,183	Dolby Laboratories, Inc.*	9,718,694
103,219	DTS, Inc.*	4,680,982
496,050	FLIR Systems, Inc.	16,022,415
189,467	IPG Photonics Corp.*	10,784,462

		56,133,304

Energy Equipment & Services – 3.4%
186,189	Core Laboratories NV	19,242,633
192,202	Dril-Quip, Inc.*	14,741,894

		33,984,527

Food Products* – 0.3%
700,858	Smart Balance, Inc.	3,041,724

Health Care Equipment & Supplies* – 1.7%
388,082	CareFusion Corp.	10,602,400
410,285	Natus Medical, Inc.	6,507,120

		17,109,520

Health Care Providers & Services* – 2.4%
330,677	ExamWorks Group, Inc.	6,967,364
185,011	Henry Schein, Inc.	12,762,059
57,905	Mednax, Inc.	3,759,772

		23,489,195

Health Care Technology* – 2.5%
938,564	Emdeon, Inc.	14,735,455
667,965	MedAssets, Inc.	9,465,064

		24,200,519

Hotels, Restaurants & Leisure – 1.7%
240,821	Choice Hotels International, Inc.	9,300,507
467,144	Texas Roadhouse, Inc.*	7,932,105

		17,232,612

Household Durables – 1.5%
783,805	Newell Rubbermaid, Inc.	15,158,789

Internet Software & Services* – 2.5%
123,507	Equinix, Inc.	10,675,945
694,833	GSI Commerce, Inc.	14,445,578

		25,121,523

IT Services – 5.4%
143,123	FleetCor Technologies, Inc.*	4,578,505
614,905	Genpact Ltd.*	8,577,925
426,699	Global Payments, Inc.	20,477,285
518,612	InterXion Holding NV*	7,602,852

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)

270,430	iSoftStone Holdings Ltd. ADR*	$4,843,401
147,907	VeriFone Systems, Inc.*	6,720,894

		52,800,862

Life Sciences Tools & Services* – 1.5%
760,011	Bruker Corp.	14,584,611

Machinery – 2.2%
213,826	IDEX Corp.	8,818,184
330,029	Kennametal, Inc.	12,692,916

		21,511,100

Media* – 1.5%
390,976	Lamar Advertising Co.	15,158,139

Oil, Gas & Consumable Fuels* – 4.6%
411,006	Petrohawk Energy Corp.	8,877,730
1,258,859	Rex Energy Corp.	15,861,623
309,831	Whiting Petroleum Corp.	20,244,357

		44,983,710

Professional Services* – 1.3%
408,781	Verisk Analytics, Inc.	13,224,065

Real Estate Management & Development* – 2.4%
952,966	CB Richard Ellis Group, Inc.	23,862,269

Road & Rail* – 0.5%
321,708	Roadrunner Transportation Systems, Inc.	4,532,866

Semiconductors & Semiconductor Equipment – 5.2%
276,099	Cavium Networks, Inc.*	11,921,955
210,502	Hittite Microwave Corp.*	12,920,613
287,211	Linear Technology Corp.	9,926,012
479,769	Xilinx, Inc.	15,952,319

		50,720,899

Software* – 4.2%
295,540	Motricity, Inc.	4,574,959
544,338	RealD, Inc.	12,220,388
223,763	Rovi Corp.	12,400,946
346,387	SuccessFactors, Inc.	12,438,757

		41,635,050

Specialty Retail – 7.5%
143,133	Advance Auto Parts, Inc.	8,971,576
363,948	Dick’s Sporting Goods, Inc.*	13,517,029
500,610	GameStop Corp.*	9,987,169
1,020,917	OfficeMax, Inc.*	14,027,400
439,557	PetSmart, Inc.	17,964,695
270,707	Rue21, Inc.*	9,480,159

		73,948,028

Textiles, Apparel & Luxury Goods – 3.3%
344,640	Carter’s, Inc.*	9,877,383
270,381	Phillips-Van Heusen Corp.	16,225,564
96,532	Under Armour, Inc.*	6,393,314

		32,496,261

Thrifts & Mortgage Finance – 0.9%
640,043	People’s United Financial, Inc.	8,435,767

Wireless Telecommunication Services* – 2.5%
579,900	SBA Communications Corp.	24,407,991

TOTAL COMMON STOCKS
(Cost $780,024,253)		$946,811,241

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 6.5%
Repurchase Agreement – 6.5%
Joint Repurchase Agreement Account II
$63,600,000	0.195%	03/01/11	$63,600,000
Maturity Value: $63,600,345
(Cost $63,600,000)

TOTAL INVESTMENTS – 102.7%
(Cost $843,624,253)			$1,010,411,241

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%			(26,458,420)

NET ASSETS – 100.0%			$983,952,821

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Aerospace & Defense – 1.3%
149,566	Raytheon Co.	$7,659,275

Beverages – 4.2%
305,831	PepsiCo., Inc.	19,395,802
97,324	The Coca-Cola Co.	6,220,950

		25,616,752

Biotechnology* – 2.7%
103,422	Amgen, Inc.	5,308,651
62,691	Biogen Idec, Inc.	4,288,065
169,393	Gilead Sciences, Inc.	6,602,939

		16,199,655

Capital Markets – 4.2%
268,349	Morgan Stanley & Co.	7,964,599
181,404	Northern Trust Corp.	9,355,004
437,034	The Charles Schwab Corp.	8,290,535

		25,610,138

Chemicals – 3.3%
125,967	Ecolab, Inc.	6,127,035
140,992	Praxair, Inc.	14,011,785

		20,138,820

Communications Equipment – 6.5%
519,940	Cisco Systems, Inc.*	9,650,087
502,697	QUALCOMM, Inc.	29,950,687

		39,600,774

Computers & Peripherals* – 6.8%
91,472	Apple, Inc.	32,308,825
175,905	NetApp, Inc.	9,087,252

		41,396,077

Consumer Finance – 0.8%
111,589	American Express Co.	4,861,933

Diversified Financial Services – 2.1%
40,910	CME Group, Inc.	12,734,465

Electronic Equipment, Instruments & Components – 0.7%
74,252	Amphenol Corp.	4,268,005

Energy Equipment & Services – 6.6%
229,398	Halliburton Co.	10,767,942
318,289	Schlumberger Ltd.	29,734,559

		40,502,501

Food & Staples Retailing – 3.0%
243,464	Costco Wholesale Corp.	18,208,673

Health Care Equipment & Supplies – 3.9%
157,468	Baxter International, Inc.	8,369,424
325,144	St. Jude Medical, Inc.*	15,567,895

		23,937,319

Hotels, Restaurants & Leisure – 1.7%
94,906	McDonald’s Corp.	7,182,486
58,980	Yum! Brands, Inc.	2,968,464

		10,150,950

Household Products – 1.3%
124,203	The Procter & Gamble Co.	7,830,999

Internet Software & Services* – 4.5%
56,038	Equinix, Inc.	4,843,925
37,104	Google, Inc.	22,759,593

		27,603,518

IT Services – 3.8%
63,469	MasterCard, Inc.	15,268,102
374,728	Western Union Co.	8,240,269

		23,508,371

Life Sciences Tools & Services* – 2.1%
233,381	Thermo Fisher Scientific, Inc.	13,027,327

Machinery – 1.2%
148,758	Danaher Corp.	7,527,155

Media – 1.4%
197,081	Viacom, Inc. Class B	8,801,637

Multiline Retail – 1.6%
191,260	Target Corp.	10,050,713

Oil, Gas & Consumable Fuels – 3.0%
65,694	Occidental Petroleum Corp.	6,698,817
295,052	Southwestern Energy Co.*	11,648,653

		18,347,470

Personal Products – 1.8%
401,246	Avon Products, Inc.	11,158,651

Pharmaceuticals – 4.3%
232,623	Johnson & Johnson	14,292,357
153,532	Merck & Co., Inc.	5,000,537
141,089	Teva Pharmaceutical Industries Ltd. ADR	7,068,559

		26,361,453

Semiconductors & Semiconductor Equipment – 3.4%
77,288	Broadcom Corp.	3,185,811
120,660	NVIDIA Corp.*	2,734,156
455,218	Xilinx, Inc.	15,135,998

		21,055,965

Software – 6.2%
553,159	Microsoft Corp.	14,702,966
558,535	Oracle Corp.	18,375,802
34,601	Salesforce.com, Inc.*	4,576,674

		37,655,442

Specialty Retail – 6.5%
169,547	Bed Bath & Beyond, Inc.*	8,163,688
653,703	Lowe’s Cos., Inc.	17,107,407
675,863	Staples, Inc.	14,395,882

		39,666,977

Textiles, Apparel & Luxury Goods – 2.1%
141,058	NIKE, Inc. Class B	12,558,394

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Thrifts & Mortgage Finance – 0.7%
343,868	People’s United Financial, Inc.	$4,532,180

Wireless Telecommunication Services* – 5.0%
344,795	American Tower Corp.	18,605,138
283,949	Crown Castle International Corp.	11,968,451

		30,573,589

TOTAL COMMON STOCKS
(Cost $501,331,401)		$591,145,178

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 3.1%
Repurchase Agreement – 3.1%
Joint Repurchase Agreement Account II
$18,900,000	0.195%	03/01/11	$18,900,000
Maturity Value: $18,900,102
(Cost $18,900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $520,231,401)			$610,045,178

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			945,561

NET ASSETS – 100.0%			$610,990,739

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.1%
Aerospace & Defense* – 2.1%
307,900	DigitalGlobe, Inc.	$9,939,012

Chemicals* – 2.4%
628,279	STR Holdings, Inc.	11,378,133

Commercial Services & Supplies – 2.0%
359,772	Iron Mountain, Inc.	9,354,072

Communications Equipment – 10.7%
444,240	Calix, Inc.*	7,903,030
580,277	Cisco Systems, Inc.*	10,769,941
542,937	QUALCOMM, Inc.	32,348,186

		51,021,157

Computers & Peripherals* – 11.8%
111,858	Apple, Inc.	39,509,364
319,822	NetApp, Inc.	16,522,005

		56,031,369

Diversified Consumer Services* – 2.5%
275,734	Coinstar, Inc.	11,768,327

Diversified Financial Services – 1.8%
27,804	CME Group, Inc.	8,654,829

Diversified Telecommunication Services* – 1.4%
348,808	TW telecom, inc.	6,487,829

Electronic Equipment, Instruments & Components – 7.2%
282,407	Amphenol Corp.	16,232,754
214,841	Dolby Laboratories, Inc.*	10,864,509
155,933	DTS, Inc.*	7,071,562

		34,168,825

Internet Software & Services* – 10.8%
92,264	Equinix, Inc.	7,975,300
37,086	Google, Inc.	22,748,552
463,645	GSI Commerce, Inc.	9,639,180
301,304	Rackspace Hosting, Inc.	11,121,131

		51,484,163

IT Services – 4.4%
205,520	Global Payments, Inc.	9,862,905
499,173	InterXion Holding NV*	7,317,876
209,895	iSoftStone Holdings Ltd. ADR*	3,759,219

		20,940,000

Semiconductors & Semiconductor Equipment – 11.8%
256,834	Altera Corp.	10,751,071
181,609	Broadcom Corp.	7,485,923
195,312	Cavium Networks, Inc.*	8,433,572
216,770	Linear Technology Corp.	7,491,571
380,008	NVIDIA Corp.*	8,610,982
404,885	Xilinx, Inc.	13,462,426

		56,235,545

Software – 20.6%
743,688	Activision Blizzard, Inc.*	8,269,811
156,516	Citrix Systems, Inc.*	10,981,163
320,362	Microsoft Corp.	8,515,222
286,998	Motricity, Inc.*	4,442,729
367,950	Oracle Corp.	12,105,555
475,327	RealD, Inc.*	10,671,091
242,056	Rovi Corp.*	13,414,743
116,276	Salesforce.com, Inc.*	15,379,826
395,156	SuccessFactors, Inc.*	14,190,052

		97,970,192

Specialty Retail* – 2.0%
481,816	GameStop Corp.	9,612,229

Wireless Telecommunication Services* – 4.6%
178,329	American Tower Corp.	9,622,633
296,587	SBA Communications Corp.	12,483,347

		22,105,980

TOTAL COMMON STOCKS
(Cost $399,458,342)		$457,151,662

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 3.6%
Repurchase Agreement – 3.6%
Joint Repurchase Agreement Account II
$17,200,000	0.195%	03/01/11	$17,200,000
Maturity Value: $17,200,093
(Cost $17,200,000)

TOTAL INVESTMENTS – 99.7%
(Cost $416,658,342)			$474,351,662

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,487,177

NET ASSETS – 100.0%			$475,838,839

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%
Aerospace & Defense – 4.9%
4,018	Honeywell International, Inc.	$232,682
3,240	The Boeing Co.	233,313

		465,995

Automobiles* – 2.0%
7,510	Ford Motor Co.	113,026
2,342	General Motors Co.	78,527

		191,553

Beverages – 2.3%
3,449	PepsiCo., Inc.	218,736

Biotechnology* – 2.0%
1,779	Amgen, Inc.	91,316
1,371	Biogen Idec, Inc.	93,777

		185,093

Capital Markets – 3.7%
2,162	Invesco Ltd.	58,028
3,623	Morgan Stanley & Co.	107,530
1,582	Northern Trust Corp.	81,584
5,443	The Charles Schwab Corp.	103,254

		350,396

Chemicals – 2.6%
1,385	Praxair, Inc.	137,641
2,856	The Dow Chemical Co.	106,129

		243,770

Commercial Banks – 1.5%
2,399	SunTrust Banks, Inc.	72,378
2,368	U.S. Bancorp	65,665

		138,043

Commercial Services & Supplies – 0.8%
2,858	Iron Mountain, Inc.	74,308

Communications Equipment – 3.3%
5,190	QUALCOMM, Inc.	309,220

Computers & Peripherals* – 5.3%
959	Apple, Inc.	338,729
4,048	EMC Corp.	110,146
1,047	NetApp, Inc.	54,088

		502,963

Consumer Finance* – 0.8%
4,949	SLM Corp.	73,344

Diversified Financial Services – 6.5%
13,040	Bank of America Corp.	186,342
394	CME Group, Inc.	122,644
6,438	JPMorgan Chase & Co.	300,590

		609,576

Electric Utilities – 0.8%
1,095	Entergy Corp.	77,964

Electrical Equipment – 0.6%
872	Emerson Electric Co.	52,024

Energy Equipment & Services – 4.1%
1,478	Halliburton Co.	69,377
2,911	Schlumberger Ltd.	271,946
2,075	Weatherford International Ltd.*	50,173

		391,496

Food & Staples Retailing – 2.6%
2,741	Costco Wholesale Corp.	204,999
1,250	CVS Caremark Corp.	41,325

		246,324

Food Products – 2.9%
4,475	General Mills, Inc.	166,201
3,578	Unilever NV	108,199

		274,400

Health Care Equipment & Supplies – 2.2%
1,254	Baxter International, Inc.	66,650
3,017	St. Jude Medical, Inc.*	144,454

		211,104

Health Care Providers & Services* – 1.4%
2,038	WellPoint, Inc.	135,466

Hotels, Restaurants & Leisure – 0.9%
1,723	Yum! Brands, Inc.	86,719

Household Products – 1.4%
2,093	The Procter & Gamble Co.	131,964

Industrial Conglomerates – 3.6%
16,388	General Electric Co.	342,837

Insurance – 6.3%
1,464	Aflac, Inc.	86,171
983	Everest Re Group Ltd.	87,143
3,169	Prudential Financial, Inc.	208,615
1,111	The Allstate Corp.	35,308
3,003	The Hartford Financial Services Group, Inc.	88,889
1,455	The Travelers Cos., Inc.	87,198

		593,324

Internet Software & Services* – 2.5%
381	Google, Inc.	233,705

IT Services – 1.8%
704	MasterCard, Inc.	169,354

Life Sciences Tools & Services* – 1.3%
2,141	Thermo Fisher Scientific, Inc.	119,511

Machinery – 1.1%
1,943	Illinois Tool Works, Inc.	105,116

Media – 2.7%
3,296	Comcast Corp.	84,905
5,038	DISH Network Corp.*	117,133
1,160	Viacom, Inc. Class B	51,806

		253,844

Oil, Gas & Consumable Fuels – 6.1%
1,567	Devon Energy Corp.	143,286

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

1,433	Newfield Exploration Co.*	$104,308
2,168	Occidental Petroleum Corp.	221,071
2,587	Southwestern Energy Co.*	102,135

		570,800

Personal Products – 1.2%
3,905	Avon Products, Inc.	108,598

Pharmaceuticals – 2.1%
1,939	Johnson & Johnson	119,132
2,427	Merck & Co., Inc.	79,048

		198,180

Semiconductors & Semiconductor Equipment – 2.2%
1,838	NVIDIA Corp.*	41,649
5,049	Xilinx, Inc.	167,879

		209,528

Software – 3.9%
2,414	Adobe Systems, Inc.*	83,283
3,889	Microsoft Corp.	103,370
4,178	Oracle Corp.	137,456
343	Salesforce.com, Inc.*	45,368

		369,477

Specialty Retail – 4.5%
1,952	Bed Bath & Beyond, Inc.*	93,989
6,703	Lowe’s Cos., Inc.	175,417
7,316	Staples, Inc.	155,831

		425,237

Textiles, Apparel & Luxury Goods – 2.2%
1,755	NIKE, Inc. Class B	156,247
415	Polo Ralph Lauren Corp.	52,585

		208,832

Wireless Telecommunication Services* – 4.0%
2,629	American Tower Corp.	141,861
1,933	SBA Communications Corp.	81,360
35,558	Sprint Nextel Corp.	155,388

		378,609

TOTAL COMMON STOCKS
(Cost $8,156,238)		$9,257,410

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 5.3%
Repurchase Agreement – 5.3%
Joint Repurchase Agreement Account II
$500,000	0.195%	03/01/11	$500,000
Maturity Value: $500,003
(Cost $500,000)

TOTAL INVESTMENTS – 103.4%
(Cost $8,656,238)			$9,757,410

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%			(320,476)

NET ASSETS – 100.0%			$9,436,934

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 68-69.

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments
February 28, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Capital Growth	$14,900,000

Concentrated Growth	2,400,000

Flexible Cap Growth	500,000

Growth Opportunities	90,400,000

Small/Mid Cap Growth	63,600,000

Strategic Growth	18,900,000

Technology Tollkeeper	17,200,000

U.S. Equity	500,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Barclays Capital, Inc.	$80,000,000	0.180%	03/01/11	$80,000,400

BNP Paribas Securities Co.	4,000,000,000	0.170	03/01/11	4,000,018,889

BNP Paribas Securities Co.	3,500,000,000	0.200	03/01/11	3,500,019,445

Citibank N.A.	250,000,000	0.210	03/01/11	250,001,458

Citigroup Global Markets, Inc.	1,250,000,000	0.210	03/01/11	1,250,007,292

Credit Agricole Securities	1,250,000,000	0.180	03/01/11	1,250,006,250

Deutsche Bank Securities, Inc.	1,475,000,000	0.200	03/01/11	1,475,008,194

JPMorgan Securities	1,000,000,000	0.170	03/01/11	1,000,004,722

JPMorgan Securities	235,000,000	0.200	03/01/11	235,001,306

Merrill Lynch & Co., Inc.	1,700,000,000	0.200	03/01/11	1,700,009,445

RBS Securities, Inc.	1,000,000,000	0.180	03/01/11	1,000,005,000

RBS Securities, Inc.	1,000,000,000	0.210	03/01/11	1,000,005,833

UBS Securities LLC	1,135,000,000	0.210	03/01/11	1,135,006,621

Wells Fargo Securities LLC	300,000,000	0.190	03/01/11	300,001,583

Wells Fargo Securities LLC	4,500,000,000	0.210	03/01/11	4,500,026,250

TOTAL				$22,675,122,688

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	3.910 to 7.350%	03/28/13 to 09/22/38

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	03/15/11 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	03/21/11 to 03/01/41

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/13 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	11/15/13

Federal National Mortgage Association	0.000 to 10.350	03/14/11 to 01/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 5.500	07/15/24 to 02/20/41

Tennessee Valley Authority	3.875	02/15/21

U.S. Treasury Bills	0.000	03/03/11 to 12/15/11

U.S. Treasury Bonds	3.875 to 4.750	05/15/40 to 02/15/41

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/11 to 11/15/26

U.S. Treasury Notes	0.375 to 11.250	03/31/11 to 02/15/21

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/11 to 09/30/13

The aggregate market value of the collateral, including accrued interest, was $23,154,712,775.

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
February 28, 2011 (Unaudited)

Capital
Growth Fund
Assets:

Investments in securities, at value (identified cost $931,411,065, $208,176,382, $18,624,879, $3,915,845,199, $843,624,253, $520,231,401, $416,658,342 and $8,656,238, respectively)	$1,349,719,033
Cash	31,008
Receivables:
Investment securities sold	7,065,393
Fund shares sold	1,916,611
Dividends and interest	1,563,831
Reimbursement from investment adviser	94,690
Other assets	60,747

Total assets	1,360,451,313

Liabilities:

Payables:
Investment securities purchased	3,815,428
Fund shares redeemed	2,874,713
Amounts owed to affiliates	1,139,400
Accrued expenses	415,910

Total liabilities	8,245,451

Net Assets:

Paid-in capital	1,185,956,377
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,196,197
Accumulated net realized gain (loss) from investment transactions	(253,254,646)
Net unrealized gain on investments	418,307,934

NET ASSETS	$1,352,205,862

Net Assets:
Class A	$795,497,316
Class B	54,209,277
Class C	85,491,961
Institutional	415,400,027
Service	1,057,506
Class IR	9,902
Class R	539,873

Total Net Assets	$1,352,205,862

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	36,130,159
Class B	2,783,903
Class C	4,396,362
Institutional	17,988,993
Service	48,876
Class IR	447
Class R	24,711

Net asset value, offering and redemption price per share:(a)
Class A	$22.02
Class B	19.47
Class C	19.45
Institutional	23.09
Service	21.64
Class IR	22.16
Class R	21.85

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $23.30, $14.54, $12.01, $25.29, $16.01, $11.07, $14.08 and $12.78, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated	Flexible Cap	Growth	Small/Mid Cap	Strategic	Technology	U.S. Equity
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Tollkeeper Fund	Fund

$280,447,301	$23,526,870	$4,785,246,476	$1,010,411,241	$610,045,178	$474,351,662	$9,757,410
77,835	54,877	33,806	1,526	46,322	96,410	86,624

1,475,398	76,605	2,910,847	9,426,162	3,151,929	2,537,299	6,045
272,848	42,094	44,305,381	3,649,212	1,501,071	1,349,918	10,556
323,953	22,857	2,469,717	492,341	765,411	317,670	13,165
32,010	29,403	387,773	—	25,510	—	48,957
2,623	266	40,509	7,963	4,956	4,241	127

282,631,968	23,752,972	4,835,394,509	1,023,988,445	615,540,377	478,657,200	9,922,884

1,262,285	130,617	23,636,212	36,667,818	2,709,618	833,695	389,507
468,902	—	7,292,530	2,217,564	1,281,367	1,212,314	—
236,627	23,152	4,008,093	1,004,957	437,689	551,771	5,758
111,243	76,020	558,084	145,285	120,964	220,581	90,685

2,079,057	229,789	35,494,919	40,035,624	4,549,638	2,818,361	485,950

255,792,655	18,212,900	3,799,622,230	808,837,154	571,334,285	544,131,130	8,434,214
(82,373)	(37,719)	(9,655,446)	(3,579,977)	374,970	(2,492,990)	5,799
(47,428,290)	446,011	140,531,529	11,908,656	(50,532,286)	(123,492,621)	(104,251)
72,270,919	4,901,991	869,401,277	166,786,988	89,813,770	57,693,320	1,101,172

$280,552,911	$23,523,183	$4,799,899,590	$983,952,821	$610,990,739	$475,838,839	$9,436,934

$134,078,904	$18,787,780	$1,211,178,174	$440,974,663	$239,624,219	$313,150,818	$2,688,858
820,680	—	22,536,293	7,421,271	2,545,348	14,697,870	—
2,832,720	921,976	179,211,927	86,031,217	10,499,979	61,753,437	85,723
142,622,094	3,744,751	3,254,761,992	407,753,083	356,878,215	66,896,830	6,487,193
—	—	75,277,173	5,513,624	1,585	18,841,977	—
188,990	56,708	30,434,094	21,351,784	1,437,566	497,907	163,022
9,523	11,968	26,499,937	14,907,179	3,827	—	12,138

$280,552,911	$23,523,183	$4,799,899,590	$983,952,821	$610,990,739	$475,838,839	$9,436,934

9,758,339	1,655,974	50,672,991	29,154,218	22,901,750	23,527,334	222,515
63,989	—	1,046,984	514,924	264,789	1,203,790	—
221,221	83,038	8,403,727	5,970,533	1,090,560	5,060,679	7,135
10,059,290	325,265	128,319,050	26,423,439	32,924,972	4,798,592	535,737
—	—	3,200,452	368,171	152	1,427,424	—
13,671	4,949	1,262,371	1,399,900	132,843	35,744	13,489
699	1,061	1,117,107	993,229	367	—	1,004

$13.74	$11.35	$23.90	$15.13	$10.46	$13.31	$12.08
12.83	—	21.52	14.41	9.61	12.21	—
12.80	11.10	21.33	14.41	9.63	12.20	12.01
14.18	11.51	25.36	15.43	10.84	13.94	12.11
—	—	23.52	14.98	10.49	13.20	—
13.82	11.46	24.11	15.25	10.82	13.93	12.09
13.63	11.28	23.72	15.01	10.45	—	12.09

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Six Months Ended February 28, 2011 (Unaudited)

Capital
Growth Fund

Investment income:

Dividends (net of foreign withholding taxes of $14,025, $5,606, $322, $29,779, $21,709, $7,494, $0 and $177, respectively)	$8,284,180
Interest	20,370

Total investment income	8,304,550

Expenses:

Management fees	6,367,328
Distribution and Service fees(a)	1,662,874
Transfer Agent fees(a)	946,373
Printing and mailing costs	243,678
Registration fees	88,862
Custody and accounting fees	63,572
Professional fees	42,419
Trustee fees	10,180
Service Share fees — Shareholder Administration Plan	1,361
Service Share fees — Service Plan	1,361
Amortization of offering costs	—
Other	26,139

Total expenses	9,454,147

Less — expense reductions	(2,249,456)

Net expenses	7,204,691

NET INVESTMENT INCOME (LOSS)	1,099,859

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from investment transactions (including commission recapture of $39,776, $1,793, $0, $260,005, $0, $20,887, $43,781 and $0, respectively)	30,620,115
Net change in unrealized gain on investments	250,280,293

Net realized and unrealized gain from investment transactions	280,900,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$282,000,267

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR(b)	Class R
Capital Growth	$968,436	$278,056	$415,142	$1,240	$736,012	$52,830	$78,877	$77,956	$218	$9	$471
Concentrated Growth	156,364	4,021	11,632	22	118,837	764	2,210	27,797	—	163	8
Flexible Cap Growth	21,591	—	3,822	28	16,410	—	726	714	—	48	10
Growth Opportunities	1,283,386	110,728	783,344	40,426	975,373	21,038	148,835	546,360	14,030	19,316	15,362
Small/Mid Cap Growth	446,230	34,303	323,235	31,828	339,135	6,518	61,415	61,778	840	16,070	12,095
Strategic Growth	272,102	13,435	50,358	9	206,798	2,552	9,568	61,792	—	276	4
Technology Tollkeeper	357,557	73,409	281,213	—	271,744	13,948	53,430	9,489	3,116	93	—
U.S. Equity	1,316	—	220	28	1,000	—	41	1,083	—	112	11

(b)	Commenced operations on September 30, 2010 for the Technology Tollkeeper Fund.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated	Flexible Cap	Growth	Small/Mid Cap	Strategic	Technology	U.S. Equity
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund	Growth Fund	Tollkeeper Fund	Fund

$1,597,363	$103,168	$12,832,202	$1,791,372	$3,537,613	$834,230	$50,235
5,097	266	173,658	40,868	15,690	10,584	144

1,602,460	103,434	13,005,860	1,832,240	3,553,303	844,814	50,379

1,336,930	108,354	19,189,667	3,856,155	2,698,479	2,100,480	23,242
172,039	25,441	2,217,884	835,596	335,904	712,179	1,564
149,779	17,908	1,740,314	497,851	280,990	351,820	2,247
34,161	26,787	537,977	89,189	71,927	28,818	35,924
43,550	24,349	120,106	35,972	32,982	39,117	30,027
34,455	27,346	122,821	58,576	39,300	34,716	22,598
38,849	37,787	43,840	34,889	34,772	40,104	40,400
8,987	8,021	13,296	8,870	8,596	8,481	8,019
—	—	87,687	5,252	2	19,476	—
—	—	87,687	5,252	2	19,476	—
—	—	—	—	—	—	77,406
11,494	5,313	57,390	12,897	12,061	10,455	2,148

1,830,244	281,306	24,218,669	5,440,499	3,515,015	3,365,122	243,575

(353,362)	(138,960)	(1,307,023)	—	(971,458)	(27,318)	(215,099)

1,476,882	142,346	22,911,646	5,440,499	2,543,557	3,337,804	28,476

125,578	(38,912)	(9,905,786)	(3,608,259)	1,009,746	(2,492,990)	21,903

2,803,498	812,449	244,469,846	25,113,348	3,172,736	17,218,704	52,955
57,617,583	4,089,870	670,078,990	149,106,528	103,548,308	78,219,991	1,450,110

60,421,081	4,902,319	914,548,836	174,219,876	106,721,044	95,438,695	1,503,065

$60,546,659	$4,863,407	$904,643,050	$170,611,617	$107,730,790	$92,945,705	$1,524,968

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010

From operations:

Net investment income (loss)	$1,099,859	$1,156,325
Net realized gain from investments, in-kind transactions and foreign currency related transactions	30,620,115	46,140,661
Net change in unrealized gain (loss) on investments	250,280,293	21,728,261

Net increase in net assets resulting from operations	282,000,267	69,025,247

Distributions to shareholders:

From net investment income
Institutional Shares	(1,157,949)	—
Class IR Shares	(16)	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(1,157,965)	—

From share transactions:

Proceeds from sales of shares	65,550,670	285,701,850
Reinvestment of distributions	1,093,150	—
Cost of shares redeemed in connection with in-kind transactions	—	—
Cost of shares redeemed	(179,364,648)	(520,692,784)

Net increase (decrease) in net assets resulting from share transactions	(112,720,828)	(234,990,934)

TOTAL INCREASE (DECREASE)	168,121,474	(165,965,687)

Net assets:

Beginning of period	1,184,084,388	1,350,050,075

End of period	$1,352,205,862	$1,184,084,388

Accumulated undistributed (distributions in excess of) net investment income (loss)	$1,196,197	$1,254,303

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund		Growth Opportunities Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 28, 2011	Year Ended	February 28, 2011	Year Ended	February 28, 2011	Year Ended
(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010

$125,578	$(3,590)	$(38,912)	$(58,685)	$(9,905,786)	$(15,438,610)
2,803,498	8,055,862	812,449	1,464,554	244,469,846	187,085,452
57,617,583	4,080,150	4,089,870	(462,126)	670,078,990	85,209,334

60,546,659	12,132,422	4,863,407	943,743	904,643,050	256,856,176

(210,114)	—	—	—	—	—
(128)	—	—	—	—	—

—	—	(772,755)	—	(10,102,700)	—
—	—	—	—	(244,405)	—
—	—	(34,763)	—	(1,721,243)	—
—	—	(160,716)	—	(25,299,102)	—
—	—	—	—	(699,985)	—
—	—	(2,276)	—	(181,396)	—
—	—	(510)	—	(156,695)	—

(210,242)	—	(971,020)	—	(38,405,526)	—

20,737,971	57,813,471	2,132,576	9,667,382	1,175,173,418	2,017,332,169
175,955	—	901,104	—	27,126,116	—
—	—	—	—	—	(69,755,834)
(35,596,618)	(90,342,845)	(2,202,861)	(7,639,106)	(516,532,154)	(1,001,035,946)

(14,682,692)	(32,529,374)	830,819	2,028,276	685,767,380	946,540,389

45,653,725	(20,396,952)	4,723,206	2,972,019	1,552,004,904	1,203,396,565

234,899,186	255,296,138	18,799,977	15,827,958	3,247,894,686	2,044,498,121

$280,552,911	$234,899,186	$23,523,183	$18,799,977	$4,799,899,590	$3,247,894,686

$(82,373)	$2,291	$(37,719)	$1,193	$(9,655,446)	$250,340

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small/Mid Cap Growth Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010

From operations:

Net investment income (loss)	$(3,608,259)	$(4,065,741)
Net realized gain (loss) from investments and foreign currency related transactions	25,113,348	26,635,890
Net change in unrealized gain (loss) on investments	149,106,528	5,421,904

Net increase (decrease) in net assets resulting from operations	170,611,617	27,992,053

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	(6,826,430)	—
Class B Shares	(138,992)	—
Class C Shares	(1,255,728)	—
Institutional Shares	(5,831,558)	—
Service Shares	(82,680)	—
Class IR Shares	(280,657)	—
Class R Shares	(246,367)	—

Total distributions to shareholders	(14,662,412)	—

From share transactions:

Proceeds from sales of shares	364,459,284	488,070,606
Reinvestment of distributions	11,016,116	—
Cost of shares redeemed	(119,761,613)	(194,379,514)

Net increase in net assets resulting from share transactions	255,713,787	293,691,092

TOTAL INCREASE	411,662,992	321,683,145

Net assets:

Beginning of period	572,289,829	250,606,684

End of period	$983,952,821	$572,289,829

Accumulated undistributed net investment income (loss)	$(3,579,977)	$28,282

(a)	Commenced operations on November 30, 2009.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund		Technology Tollkeeper Fund		U.S. Equity Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 28, 2011	Year Ended	February 28, 2011	Year Ended	February 28, 2011	Year Ended
(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010(a)

$1,009,746	$2,028,576	$(2,492,990)	$(3,815,236)	$21,903	$24,179
3,172,736	26,579,932	17,218,704	64,315,793	52,955	(139,517)
103,548,308	(32,980,507)	78,219,991	(21,522,169)	1,450,110	(348,938)

107,730,790	(4,371,999)	92,945,705	38,978,388	1,524,968	(464,276)

(661,394)	(84,065)	—	—	(1,829)	(7)
—	—	—	—	(24)	(1)
(1,929,021)	(576,143)	—	—	(35,036)	(3,078)
(4)	—	—	—	—	—
(740)	(178)	—	—	(943)	(9)
(2)	—	—	—	(8)	(5)

—	—	—	—	(1,374)	—
—	—	—	—	—	—
—	—	—	—	(169)	—
—	—	—	—	(15,679)	—
—	—	—	—	—	—
—	—	—	—	(433)	—
—	—	—	—	(34)	—

(2,591,161)	(660,386)	—	—	(55,529)	(3,100)

120,939,447	418,244,039	127,097,470	128,790,119	3,673,554	6,719,084
2,304,290	584,750	—	—	31,916	3,078
(86,991,697)	(212,391,834)	(74,487,353)	(123,854,657)	(910,843)	(1,081,918)

36,252,040	206,436,955	52,610,117	4,935,462	2,794,627	5,640,244

141,391,669	201,404,570	145,555,822	43,913,850	4,264,066	5,172,868

469,599,070	268,194,500	330,283,017	286,369,167	5,172,868	—

$610,990,739	$469,599,070	$475,838,839	$330,283,017	$9,436,934	$5,172,868

$374,970	$1,956,385	$(2,492,990)	$—	$5,799	$21,736

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
February 28, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified

Flexible Cap Growth, U.S. Equity	A, C, Institutional, IR and R	Diversified

Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Technology Tollkeeper Fund commenced operations on September 30, 2010.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

F. Offering Costs — Offering costs paid in connection with the offering of shares of the U.S. Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of February 28, 2011:

Capital Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$1,334,819,033	$—	$—
Short-term Investments	—	14,900,000	—

Concentrated Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$278,047,301	$—	$—
Short-term Investments	—	2,400,000	—

Flexible Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$23,026,870	$—	$—
Short-term Investments	—	500,000	—

Growth Opportunities	Level 1	Level 2	Level 3

Assets
Common Stock	$4,694,846,476	$—	$—
Short-term Investments	—	90,400,000	—

Small/Mid Cap Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$946,811,241	$—	$—
Short-term Investments	—	63,600,000	—

Strategic Growth	Level 1	Level 2	Level 3

Assets
Common Stock	$591,145,178	$—	$—
Short-term Investments	—	18,900,000	—

Technology Tollkeeper	Level 1	Level 2	Level 3

Assets
Common Stock	$457,151,662	$—	$—
Short-term Investments	—	17,200,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

U.S. Equity	Level 1	Level 2	Level 3

Assets
Common Stock	$9,257,410	$—	$—
Short-term Investments	—	500,000	—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended February 28, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	0.98%	0.70	%#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.85	#

Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.90	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.92	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	1.00

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#

Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	GSAM agreed to waive a portion of its management fee, such that the effective net management fee rates will not exceed 0.70%, 0.85%, 0.90%, 0.93% and 0.71% for the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities and Strategic Growth Funds, respectively, through at least December 29, 2011. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Capital Growth	$21,000	$—	$800

Concentrated Growth	400	—	—

Flexible Cap Growth	2,100	N/A	—

Growth Opportunities	92,000	—	500

Small/Mid Cap Growth	74,700	—	300

Strategic Growth	3,700	—	—

Technology Tollkeeper	50,900	—	300

U.S. Equity	400	N/A	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount that is computed daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.
For the six months ended February 28, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other Expense	Total Expense
Fund	Fee Waiver	Reimbursements	Reductions

Capital Growth	$1,801	$448	$2,249

Concentrated Growth	200	153	353

Flexible Cap Growth	11	128	139

Growth Opportunities	694	613	1,307

Strategic Growth	782	189	971

Technology Tollkeeper	—	27	27

U.S. Equity	—	215	215

As of February 28, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Reimbursement
Fund	Fees	Service Fees	Agent Fees	of Other Expenses	Total

Capital Growth	$728	$261	$150	$—	$1,139

Concentrated Growth	184	29	24	—	237

Flexible Cap Growth	16	4	3	—	23

Growth Opportunities	3,301	394	313	—	4,008

Small/Mid Cap Growth	741	160	95	9	1,005

Strategic Growth	334	56	48	—	438

Technology Tollkeeper	367	120	61	4	552

U.S. Equity	5	—	1	—	6

G. Line of Credit Facility — As of February 28, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2011, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the six months ended February 28, 2011, Goldman Sachs earned approximately $3,000, $2,200, $100, $15,300, and $5,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities and Small/Mid Cap Growth, respectively.
As of February 28, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional Class, Service Class, Class IR and Class R Shares of the following funds:

Fund	Class C	Institutional Class	Service Class	Class IR	Class R

Capital Growth	—	—	—	100%	—

Concentrated Growth	—	—	—	5	100%

Flexible Cap Growth	—	—	—	21	100

Strategic Growth	—	—	100%	—	100

U.S. Equity	14%	37%	—	7	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$127,272,680	$242,056,166

Concentrated Growth	52,253,194	63,885,864

Flexible Cap Growth	5,046,739	5,616,368

Growth Opportunities	1,778,574,877	1,136,786,284

Small/Mid Cap Growth	405,341,014	164,512,520

Strategic Growth	115,109,470	93,238,378

Technology Tollkeeper	153,908,044	109,468,894

U.S. Equity	4,829,408	2,192,109

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2010, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows.

	Capital	Concentrated	Flexible Cap	Growth	Small/Mid	Strategic	Technology	U.S.
	Growth	Growth	Growth	Opportunities	Cap Growth	Growth	Tollkeeper	Equity

Capital loss carryforward:(1)
Expiring 2011	$—	$—	$—	$—	$—	$(7,008,970)	$(137,998,151)	$—
Expiring 2012	—	—	—	—	—	(13,060,848)	(1,145,651)	—
Expiring 2013	—	—	—	—	—	(2,826,194)	—	—
Expiring 2017	(53,970,759)	(15,390,277)	—	(16,003,819)	—	(7,331,037)	—	—
Expiring 2018	(215,080,615)	(31,341,492)	—	—	—	(17,464,232)	—	—

Total capital loss carryforward	(269,051,374)	(46,731,769)	—	(16,003,819)	—	(47,691,281)	(139,143,802)	—

Timing differences (Post October Loss Deferrals)	$—	$(551,144)	$—	$—	$—	$—	$—	$(3,873)

(1)	Expiration occurs on August 31 of the year indicated.

As of February 28, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital	Concentrated	Flexible Cap	Growth	Small/Mid	Strategic	Technology	U.S.
	Growth	Growth	Growth	Opportunities	Cap Growth	Growth	Tollkeeper	Equity

Tax Cost	$946,113,888	$211,122,966	$18,916,163	$3,964,980,897	$849,115,820	$526,242,628	$418,225,865	$8,791,882

Gross unrealized gain	425,736,184	74,314,687	5,119,610	909,401,168	176,400,985	96,437,819	71,862,777	1,153,394
Gross unrealized loss	(22,131,039)	(4,990,352)	(508,903)	(89,135,589)	(15,105,564)	(12,635,269)	(15,736,980)	(187,866)

Net unrealized gain	$403,605,145	$69,324,335	$4,610,707	$820,265,579	$161,295,421	$83,802,550	$56,125,797	$965,528

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences related to the tax treatment of partnership investments, and underlying fund investments.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in “Technology Tollkeeper” companies. In general, the investment adviser defines a Technology Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Technology Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	946,978	$19,438,750	2,788,740	$52,113,567
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	258,776	5,203,872	839,829	15,753,103
Shares redeemed	(5,079,162)	(104,339,887)	(20,683,490)	(385,276,591)

	(3,873,408)	(79,697,265)	(17,054,921)	(317,409,921)

Class B Shares
Shares sold	20,950	382,681	97,363	1,594,287
Shares converted to Class A(a)	(291,929)	(5,203,872)	(942,790)	(15,753,103)
Shares redeemed	(475,980)	(8,582,159)	(1,143,236)	(18,983,338)

	(746,959)	(13,403,350)	(1,988,663)	(33,142,154)

Class C Shares
Shares sold	171,178	3,125,401	456,840	7,594,463
Reinvestment of distributions	—	—	—	—
Shares redeemed	(571,712)	(10,450,610)	(1,271,785)	(21,073,962)

	(400,534)	(7,325,209)	(814,945)	(13,479,499)

Institutional Shares
Shares sold	1,989,053	42,481,272	11,447,752	223,635,909
Reinvestment of distributions	50,006	1,093,134	—	—
Shares redeemed	(2,611,867)	(55,728,368)	(4,907,186)	(94,347,580)

	(572,808)	(12,153,962)	6,540,566	129,288,329

Service Shares
Shares sold	2,620	53,150	14,293	261,290
Reinvestment of distributions	—	—	—	—
Shares redeemed	(10,579)	(218,403)	(45,145)	(831,643)

	(7,959)	(165,253)	(30,852)	(570,353)

Class IR Shares
Shares sold	—	—	2	29
Reinvestment of distributions	1	16	—	—
Shares redeemed	—	—	(2)	(29)

	1	16	—	—

Class R Shares
Shares sold	3,559	69,416	27,024	502,305
Reinvestment of distributions	—	—	—	—
Shares redeemed	(2,282)	(45,221)	(9,887)	(179,641)

	1,277	24,195	17,137	322,664

NET INCREASE (DECREASE)	(5,600,390)	$(112,720,828)	(13,331,678)	$(234,990,934)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund

For the Six Months Ended				For the Six Months Ended
February 28, 2011		For the Fiscal Year Ended		February 28, 2011		For the Fiscal Year Ended
(Unaudited)		August 31, 2010		(Unaudited)		August 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,019,508	$13,049,626	3,018,500	$34,768,923	160,823	$1,764,526	857,045	$8,456,645
—	—	—	—	64,917	703,695	—	—
214	2,602	7,365	86,466	—	—	—	—
(1,193,358)	(15,352,731)	(2,728,674)	(31,170,978)	(158,093)	(1,732,252)	(532,557)	(5,295,074)

(173,636)	(2,300,503)	297,191	3,684,411	67,647	735,969	324,488	3,161,571

1,537	18,513	10,871	115,602	—	—	—	—
(229)	(2,602)	(7,841)	(86,466)	—	—	—	—
(14,872)	(172,870)	(34,717)	(380,256)	—	—	—	—

(13,564)	(156,959)	(31,687)	(351,120)	—	—	—	—

116,264	1,351,719	40,876	442,745	20,481	222,071	57,451	552,049
—	—	—	—	3,270	34,763	—	—
(27,975)	(332,085)	(55,490)	(599,859)	(10,933)	(114,374)	(32,098)	(323,784)

88,289	1,019,634	(14,614)	(157,114)	12,818	142,460	25,353	228,265

472,543	6,314,254	1,885,956	22,329,629	12,666	143,466	62,214	608,300
13,121	175,827	—	—	14,546	159,860	—	—
(1,470,594)	(19,738,887)	(4,878,508)	(58,191,635)	(32,079)	(356,222)	(210,218)	(2,006,500)

(984,930)	(13,248,806)	(2,992,552)	(35,862,006)	(4,867)	(52,896)	(148,004)	(1,398,200)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

293	3,859	12,681	156,547	214	2,500	4,918	50,363
10	128	—	—	208	2,276	—	—
(4)	(45)	(8)	(92)	—	—	(1,404)	(13,723)

299	3,942	12,673	156,455	422	4,776	3,514	36,640

—	—	2	25	1	13	2	25
—	—	—	—	47	510	—	—
—	—	(2)	(25)	(1)	(13)	(2)	(25)

—	—	—	—	47	510	—	—

(1,083,542)	$(14,682,692)	(2,728,989)	$(32,529,374)	76,067	$830,819	205,351	$2,028,276

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,270,520	$363,221,864	29,252,364	$568,664,982
Reinvestment of distributions	411,473	9,319,866	—	—
Shares converted from Class B(a)	27,314	591,109	133,141	2,599,571
Shares redeemed	(7,909,625)	(177,717,892)	(25,476,358)	(489,278,259)

	8,799,682	195,414,947	3,909,147	81,986,294

Class B Shares
Shares sold	38,865	789,345	169,800	2,886,362
Reinvestment of distributions	10,587	216,298	—	—
Shares converted to Class A(a)	(30,238)	(591,109)	(146,564)	(2,599,571)
Shares redeemed	(198,094)	(3,930,555)	(560,908)	(9,776,873)

	(178,880)	(3,516,021)	(537,672)	(9,490,082)

Class C Shares
Shares sold	1,583,414	31,645,279	3,402,183	59,097,039
Reinvestment of distributions	60,687	1,228,306	—	—
Shares redeemed	(778,917)	(15,497,293)	(1,443,353)	(24,996,339)

	865,184	17,376,292	1,958,830	34,100,700

Institutional Shares
Shares sold	30,646,365	733,867,170	64,553,736	1,313,423,193
Reinvestment of distributions	646,278	15,517,136	—	—
Shares redeemed in connection with in-kind transactions	—	—	(3,451,550)	(69,755,834)
Shares redeemed	(12,688,083)	(301,077,293)	(21,897,363)	(447,376,773)

	18,604,560	448,307,013	39,204,823	796,290,586

Service Shares
Shares sold	527,134	11,548,628	2,644,790	49,156,902
Reinvestment of distributions	22,720	506,419	—	—
Shares redeemed	(589,130)	(12,965,521)	(1,241,807)	(23,974,211)

	(39,276)	(910,474)	1,402,983	25,182,691

Class IR Shares
Shares sold	736,975	16,826,372	756,242	14,603,416
Reinvestment of distributions	7,946	181,396	—	—
Shares redeemed	(149,428)	(3,455,716)	(170,714)	(3,194,087)

	595,493	13,552,052	585,528	11,409,329

Class R Shares
Shares sold	774,573	17,274,760	489,596	9,500,275
Reinvestment of distributions	6,967	156,695	—	—
Shares redeemed	(83,744)	(1,887,884)	(125,713)	(2,439,404)

	697,796	15,543,571	363,883	7,060,871

NET INCREASE	29,344,559	$685,767,380	46,887,522	$946,540,389

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund				Strategic Growth Fund

For the Six Months Ended				For the Six Months Ended
February 28, 2011		For the Fiscal Year Ended		February 28, 2011		For the Fiscal Year Ended
(Unaudited)		August 31, 2010		(Unaudited)		August 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

10,299,389	$147,869,927	20,267,571	$250,741,987	3,791,549	$38,068,972	11,755,806	$108,155,272
437,803	6,339,378	—	—	59,355	594,739	8,387	74,810
5,207	69,527	10,501	133,997	7,301	68,613	31,909	288,387
(3,751,946)	(53,532,173)	(9,614,501)	(119,016,156)	(3,545,581)	(34,927,588)	(6,402,285)	(58,020,805)

6,990,453	100,746,659	10,663,571	131,859,828	312,624	3,804,736	5,393,817	50,497,664

60,020	828,057	179,787	2,056,830	8,367	76,120	30,934	254,199
8,458	116,888	—	—	—	—	—	—
(5,444)	(69,527)	(10,930)	(133,997)	(7,939)	(68,613)	(34,582)	(288,387)
(68,823)	(931,658)	(124,197)	(1,480,279)	(81,786)	(736,985)	(140,017)	(1,159,458)

(5,789)	(56,240)	44,660	442,554	(81,358)	(729,478)	(143,665)	(1,193,646)

2,179,248	30,232,644	2,949,773	35,239,042	96,524	889,921	330,879	2,781,161
67,111	927,466	—	—	—	—	—	—
(399,171)	(5,448,079)	(603,874)	(7,249,657)	(180,008)	(1,628,431)	(264,934)	(2,196,121)

1,847,188	25,712,031	2,345,899	27,989,385	(83,484)	(738,510)	65,945	585,040

11,525,423	170,249,914	12,963,720	163,030,972	7,733,712	80,463,847	32,580,565	306,997,257
208,988	3,084,657	—	—	164,784	1,708,805	55,289	509,763
—	—	—	—	—	—	—	—
(3,409,815)	(50,615,203)	(4,456,259)	(56,415,851)	(4,897,346)	(49,660,693)	(16,163,994)	(150,965,614)

8,324,596	122,719,368	8,507,461	106,615,121	3,001,150	32,511,959	16,471,860	156,541,406

199,102	2,796,400	187,740	2,316,113	—	—	—	—
1,444	20,703	—	—	1	4	—	—
(63,095)	(894,074)	(70,423)	(877,853)	—	—	—	—

137,451	1,923,029	117,317	1,438,260	1	4	—	—

663,573	9,762,891	1,811,893	22,928,077	135,189	1,440,587	6,139	56,136
19,223	280,657	—	—	72	740	19	177
(520,381)	(7,309,944)	(586,660)	(7,566,459)	(3,512)	(38,000)	(5,418)	(49,823)

162,415	2,733,604	1,225,233	15,361,618	131,749	1,403,327	740	6,490

189,252	2,719,451	951,159	11,757,585	—	—	2	14
17,132	246,367	—	—	1	2	—	—
(72,482)	(1,030,482)	(142,185)	(1,773,259)	—	—	(2)	(13)

133,902	1,935,336	808,974	9,984,326	1	2	—	1

17,590,216	$255,713,787	23,713,115	$293,691,092	3,280,683	$36,252,040	21,788,697	$206,436,955

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Technology Tollkeeper Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,161,041	$78,874,884	8,509,686	$89,191,924
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	82,215	987,415	318,696	3,318,765
Shares redeemed	(4,381,201)	(56,378,178)	(8,651,644)	(89,601,432)

	1,862,055	23,484,121	176,738	2,909,257

Class B Shares
Shares sold	27,715	326,802	78,892	748,346
Shares converted to Class A(a)	(89,400)	(987,415)	(344,677)	(3,318,765)
Shares redeemed	(145,874)	(1,677,156)	(403,682)	(3,833,212)

	(207,559)	(2,337,769)	(669,467)	(6,403,631)

Class C Shares
Shares sold	729,408	8,617,223	966,937	9,288,002
Reinvestment of distributions	—	—	—	—
Shares redeemed	(567,545)	(6,523,777)	(1,310,052)	(12,579,654)

	161,863	2,093,446	(343,115)	(3,291,652)

Institutional Shares
Shares sold	2,358,398	32,070,505	2,008,237	21,731,234
Reinvestment of distributions	—	—	—	—
Shares redeemed	(545,504)	(7,375,296)	(1,312,484)	(14,340,876)

	1,812,894	24,695,209	695,753	7,390,358

Service Shares
Shares sold	529,306	6,717,103	756,514	7,830,613
Reinvestment of distributions	—	—	—	—
Shares redeemed	(196,541)	(2,532,943)	(335,106)	(3,499,483)

	332,765	4,184,160	421,408	4,331,130

Class IR Shares(c)
Shares sold	35,745	490,953	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1)	(3)	—	—

	35,744	490,950	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE	3,997,762	$52,610,117	281,317	$4,935,462

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2009.
(c)	Commenced operations on September 30, 2010 for the Technology Tollkeeper Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

U.S. Equity Fund

For the Six Months Ended
February 28, 2011		For the Period Ended
(Unaudited)		August 31, 2010(b)

Shares	Dollars	Shares	Dollars

221,644	$2,555,475	86,144	$872,126
285	3,203	—	—
—	—	—	—
(80,821)	(876,423)	(4,737)	(46,135)

141,108	1,682,255	81,407	825,991

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

5,618	62,365	6,175	65,037
17	193	—	—
(3)	(29)	(4,672)	(46,488)

5,632	62,529	1,503	18,549

81,161	929,639	557,326	5,750,920
2,411	27,103	298	3,078
(2,424)	(29,251)	(103,035)	(989,208)

81,148	927,491	454,589	4,764,790

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

11,662	126,075	2,145	20,962
123	1,375	—	—
(436)	(5,140)	(5)	(53)

11,349	122,310	2,140	20,909

—	—	1,003	10,039
4	42	—	—
—	—	(3)	(34)

4	42	1,000	10,005

239,241	$2,794,627	540,639	$5,640,244

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$17.68	$0.01	$4.33	$4.34	$—	$—	$—
2011 - B	15.70	(0.05)	3.82	3.77	—	—	—
2011 - C	15.68	(0.06)	3.83	3.77	—	—	—
2011 - Institutional	18.57	0.06	4.52	4.58	(0.06)	—	(0.06)
2011 - Service	17.39	— (c)	4.25	4.25	—	—	—
2011 - IR	17.81	0.04	4.35	4.39	(0.04)	—	(0.04)
2011 - R	17.57	(0.01)	4.29	4.28	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	16.95	0.01	0.72	0.73	—	—	—
2010 - B	15.15	(0.11)	0.66	0.55	—	—	—
2010 - C	15.14	(0.11)	0.65	0.54	—	—	—
2010 - Institutional	17.72	0.10	0.75	0.85	—	—	—
2010 - Service	16.68	(0.01)	0.72	0.71	—	—	—
2010 - IR	17.02	0.07	0.72	0.79	—	—	—
2010 - R	16.88	(0.01)	0.70	0.69	—	—	—

2009 - A	22.40	— (c)	(4.58)	(4.58)	—	(0.87)	(0.87)
2009 - B	20.33	(0.10)	(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)	(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06	(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)	(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03	(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)	(4.59)	(4.62)	—	(0.87)	(0.87)

2008 - A	23.73	(0.10)	(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)	(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)	(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	— (c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)	(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)	(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)	(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)	3.19	3.11	—	—	—
2007 - B	19.03	(0.23)	2.93	2.70	—	—	—
2007 - C	18.99	(0.23)	2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01	3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)	3.15	3.05	—	—	—

2006 - A	20.06	(0.08)	0.65	0.57	(0.01)	—	(0.01)
2006 - B	18.63	(0.22)	0.62	0.40	—	—	—
2006 - C	18.60	(0.22)	0.61	0.39	—	—	—
2006 - Institutional	20.65	— (c)	0.68	0.68	(0.09)	—	(0.09)
2006 - Service	19.86	(0.10)	0.65	0.55	(0.03)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$22.02	24.55%	$795,497	1.14	%(d)	1.49	%(d)	0.13	%(d)	10%
19.47	24.01	54,209	1.89	(d)	2.24	(d)	(0.61	)(d)	10
19.45	24.04	85,492	1.89	(d)	2.24	(d)	(0.62	)(d)	10
23.09	24.70	415,400	0.74	(d)	1.09	(d)	0.53	(d)	10
21.64	24.44	1,058	1.24	(d)	1.59	(d)	0.03	(d)	10
22.16	24.64	10	0.89	(d)	1.24	(d)	0.41	(d)	10
21.85	24.36	540	1.39	(d)	1.74	(d)	(0.12	)(d)	10

17.68	4.31	707,444	1.14		1.47		0.07		31
15.70	3.63	55,429	1.89		2.22		(0.66)		31
15.68	3.57	75,203	1.89		2.22		(0.67)		31
18.57	4.80	344,601	0.74		1.07		0.52		31
17.39	4.26	988	1.24		1.57		(0.03)		31
17.81	4.64	8	0.89		1.22		0.36		31
17.57	4.09	412	1.39		1.72		(0.08)		31

16.95	(19.11)	966,913	1.25		1.48		—	(e)	49
15.15	(19.73)	83,648	2.00		2.23		(0.75)		49
15.14	(19.69)	84,936	2.00		2.23		(0.75)		49
17.72	(18.78)	212,977	0.85		1.08		0.40		49
16.68	(19.17)	1,462	1.35		1.58		(0.13)		49
17.02	(18.90)	8	1.00		1.23		0.23		49
16.88	(19.29)	106	1.50		1.73		(0.19)		49

22.40	(4.57)	1,505,237	1.36		1.40		(0.42)		69
20.33	(5.37)	154,511	2.11		2.15		(1.19)		69
20.31	(5.33)	126,865	2.11		2.15		(1.19)		69
23.26	(4.22)	288,404	0.96		1.00		(0.01)		69
22.09	(4.72)	3,135	1.46		1.50		(0.52)		69
22.44	(6.39)	9	1.11	(d)	1.15	(d)	(0.19	)(d)	69
22.37	(6.68)	9	1.61	(d)	1.65	(d)	(0.62	)(d)	69

23.73	15.08	1,365,143	1.40		1.43		(0.35)		41
21.73	14.19	90,307	2.15		2.18		(1.09)		41
21.70	14.27	75,933	2.15		2.18		(1.09)		41
24.54	15.54	303,283	1.00		1.03		0.05		41
23.43	14.97	10,598	1.50		1.53		(0.44)		41

20.62	2.86	1,289,843	1.39		1.44		(0.41)		51
19.03	2.15	96,106	2.14		2.19		(1.16)		51
18.99	2.10	68,528	2.14		2.19		(1.16)		51
21.24	3.31	272,295	0.99		1.04		(0.01)		51
20.38	2.76	10,330	1.49		1.54		(0.51)		51

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized		Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$10.91	$(0.01)	$2.84	$2.83	$—	$—		$—
2011 - B	10.22	(0.05)	2.66	2.61	—	—		—
2011 - C	10.20	(0.05)	2.65	2.60	—	—		—
2011 - Institutional	11.25	0.02	2.93	2.95	(0.02)	—		(0.02)
2011 - IR	10.97	0.01	2.85	2.86	(0.01)	—		(0.01)
2011 - R	10.83	(0.02)	2.82	2.80	—	—		—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	10.51	(0.02)	0.42	0.40	—	—		—
2010 - B	9.92	(0.11)	0.41	0.30	—	—		—
2010 - C	9.90	(0.11)	0.41	0.30	—	—		—
2010 - Institutional	10.79	0.02	0.44	0.46	—	—		—
2010 - IR	10.54	0.03	0.40	0.43	—	—		—
2010 - R	10.46	(0.05)	0.42	0.37	—	—		—

2009 - A	13.54	(0.02)	(3.01)	(3.03)	—	—		—
2009 - B	12.88	(0.09)	(2.87)	(2.96)	—	—		—
2009 - C	12.85	(0.09)	(2.86)	(2.95)	—	—		—
2009 - Institutional	13.85	0.01	(3.07)	(3.06)	—	—		—
2009 - IR	13.55	(0.01)	(3.00)	(3.01)	—	—		—
2009 - R	13.51	(0.05)	(3.00)	(3.05)	—	—		—

2008 - A	15.01	(0.10)	(0.29)	(0.39)	—	(1.08	)(d)	(1.08)
2008 - B	14.43	(0.19)	(0.28)	(0.47)	—	(1.08	)(d)	(1.08)
2008 - C	14.41	(0.19)	(0.29)	(0.48)	—	(1.08	)(d)	(1.08)
2008 - Institutional	15.27	(0.04)	(0.30)	(0.34)	—	(1.08	)(d)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)	(0.70)	(0.75)	—	(1.08	)(d)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)	(0.70)	(0.79)	—	(1.08	)(d)	(1.08)

2007 - A	12.98	(0.06)	2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	— (e)	2.60	2.60	—	(0.48)		(0.48)

2006 - A	12.74	(0.06)	0.61	0.55	—	(0.31)		(0.31)
2006 - B	12.46	(0.15)	0.59	0.44	—	(0.31)		(0.31)
2006 - C	12.43	(0.16)	0.61	0.45	—	(0.31)		(0.31)
2006 - Institutional	12.89	(0.01)	0.62	0.61	(0.04)	(0.31)		(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a distribution from capital of approximately $0.006 per share.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.74	25.94%	$134,079	1.30	%(c)	1.56	%(c)	(0.11	)%(c)	20%
12.83	25.54	821	2.05	(c)	2.31	(c)	(0.85	)(c)	20
12.80	25.49	2,833	2.05	(c)	2.31	(c)	(0.84	)(c)	20
14.18	26.23	142,622	0.90	(c)	1.16	(c)	0.30	(c)	20
13.82	26.07	189	1.05	(c)	1.31	(c)	0.14	(c)	20
13.63	25.85	10	1.55	(c)	1.81	(c)	(0.33	)(c)	20

10.91	3.81	108,338	1.30		1.56		(0.22)		45
10.22	3.02	793	2.05		2.31		(0.98)		45
10.20	3.03	1,356	2.05		2.31		(0.97)		45
11.25	4.26	124,258	0.90		1.16		0.18		45
10.97	4.08	147	1.05		1.31		0.27		45
10.83	3.54	8	1.55		1.81		(0.45)		45

10.51	(22.38)	101,233	1.37		1.61		(0.27)		65
9.92	(22.98)	1,084	2.12		2.36		(1.03)		65
9.90	(22.96)	1,461	2.12		2.36		(1.03)		65
10.79	(22.09)	151,504	0.97		1.21		0.13		65
10.54	(22.21)	7	1.12		1.36		(0.07)		65
10.46	(22.58)	7	1.62		1.86		(0.51)		65

13.54	(3.07)	115,431	1.48		1.51		(0.70)		71
12.88	(3.79)	1,457	2.23		2.26		(1.46)		71
12.85	(3.86)	2,300	2.23		2.26		(1.46)		71
13.85	(2.68)	183,809	1.08		1.11		(0.30)		71
13.55	(5.34)	9	1.23	(c)	1.26	(c)	(0.49	)(c)	71
13.51	(5.62)	9	1.73	(c)	1.76	(c)	(0.93	)(c)	71

15.01	19.66	92,015	1.48		1.54		(0.43)		50
14.43	18.74	997	2.23		2.29		(1.14)		50
14.41	18.77	797	2.23		2.29		(1.19)		50
15.27	20.10	190,603	1.08		1.14		—	(f)	50

12.98	4.32	70,352	1.48		1.64		(0.49)		48
12.59	3.52	380	2.23		2.39		(1.22)		48
12.57	3.62	507	2.23		2.39		(1.24)		48
13.15	4.75	117,767	1.08		1.24		(0.09)		48

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$9.41	$(0.02)	$2.46	$2.44	$(0.50)
2011 - C	9.25	(0.06)	2.41	2.35	(0.50)
2011 - Institutional	9.53	— (c)	2.48	2.48	(0.50)
2011 - IR	9.49	(0.01)	2.48	2.47	(0.50)
2011 - R	9.37	(0.03)	2.44	2.41	(0.50)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	8.83	(0.03)	0.61	0.58	—
2010 - C	8.75	(0.11)	0.61	0.50	—
2010 - Institutional	8.90	— (c)	0.63	0.63	—
2010 - IR	8.88	(0.01)	0.62	0.61	—
2010 - R	8.81	(0.06)	0.62	0.56	—

2009 - A	10.64	(0.02)	(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Amount is less than 0.005% of average net assets.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.35	26.21%	$18,788	1.35	%(d)	2.63	%(d)	(0.40	)%(d)	24%
11.10	25.68	922	2.10	(d)	3.38	(d)	(1.14	)(d)	24
11.51	26.30	3,745	0.95	(d)	2.23	(d)	—	(d)(e)	24
11.46	26.31	57	1.10	(d)	2.38	(d)	(0.15	)(d)	24
11.28	26.00	12	1.60	(d)	2.88	(d)	(0.64	)(d)	24

9.41	6.57	14,952	1.35		2.91		(0.35)		61
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61

8.83	(16.03)	11,162	1.38		7.98		(0.25)		56
8.75	(16.47)	392	2.13		8.73		(1.02)		56
8.90	(15.60)	4,256	0.98		7.58		0.11		56
8.88	(15.71)	9	1.13		7.73		(0.08)		56
8.81	(16.14)	9	1.63		8.23		(0.57)		56

10.64	6.50	2,262	1.45	(d)	20.95	(d)	(0.54	)(d)	41
10.60	6.10	62	2.20	(d)	21.70	(d)	(1.37	)(d)	41
10.67	6.80	2,322	1.05	(d)	20.55	(d)	(0.22	)(d)	41
10.66	6.70	11	1.20	(d)	20.70	(d)	(0.36	)(d)	41
10.62	6.40	11	1.70	(d)	21.20	(d)	(0.87	)(d)	41

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	loss(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$19.09	$(0.08)	$5.11	$5.03	$(0.22)
2011 - B	17.27	(0.15)	4.62	4.47	(0.22)
2011 - C	17.11	(0.15)	4.59	4.44	(0.22)
2011 - Institutional	20.21	(0.04)	5.41	5.37	(0.22)
2011 - Service	18.80	(0.09)	5.03	4.94	(0.22)
2011 - IR	19.23	(0.05)	5.15	5.10	(0.22)
2011 - R	18.97	(0.11)	5.08	4.97	(0.22)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	16.91	(0.15)	2.33	2.18	—
2010 - B	15.42	(0.26)	2.11	1.85	—
2010 - C	15.28	(0.26)	2.09	1.83	—
2010 - Institutional	17.83	(0.07)	2.45	2.38	—
2010 - Service	16.67	(0.16)	2.29	2.13	—
2010 - IR	16.99	(0.10)	2.34	2.24	—
2010 - R	16.85	(0.19)	2.31	2.12	—

2009 - A	21.68	(0.08)	(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)	(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)	(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)	(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)	(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)	(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)	(3.62)	(3.76)	(1.04)

2008 - A	25.20	(0.12)	(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)	(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)	(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)	(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)	(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)	(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)	(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)	5.77	5.56	(1.17)
2007 - B	19.80	(0.36)	5.45	5.09	(1.17)
2007 - C	19.66	(0.36)	5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)	5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)	5.72	5.49	(1.17)

2006 - A	22.21	(0.19)	(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)	(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)	(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)	(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)	(0.09)	(0.30)	(1.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities delivered as a result of in-kind redemptions.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss to		Portfolio
value, end	Total	period	to average		to average		average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$23.90	26.40%	$1,211,178	1.37	%(c)	1.43	%(c)	(0.72	)%(c)	29%
21.52	25.99	22,536	2.12	(c)	2.18	(c)	(1.48	)(c)	29
21.33	26.00	179,212	2.12	(c)	2.18	(c)	(1.48	)(c)	29
25.36	26.62	3,254,762	0.97	(c)	1.03	(c)	(0.33	)(c)	29
23.52	26.33	75,277	1.47	(c)	1.53	(c)	(0.83	)(c)	29
24.11	26.57	30,434	1.12	(c)	1.18	(c)	(0.46	)(c)	29
23.72	26.25	26,500	1.62	(c)	1.68	(c)	(0.96	)(c)	29

19.09	12.89	799,256	1.37		1.44		(0.76)		57	(d)
17.27	12.00	21,174	2.12		2.19		(1.51)		57	(d)
17.11	11.98	129,009	2.12		2.19		(1.51)		57	(d)
20.21	13.35	2,216,786	0.97		1.04		(0.35)		57	(d)
18.80	12.78	60,893	1.47		1.54		(0.86)		57	(d)
19.23	13.18	12,823	1.12		1.19		(0.49)		57	(d)
18.97	12.58	7,954	1.62		1.69		(0.97)		57	(d)

16.91	(15.03)	641,989	1.45		1.50		(0.58)		78
15.42	(15.64)	27,191	2.20		2.25		(1.33)		78
15.28	(15.62)	85,240	2.20		2.25		(1.33)		78
17.83	(14.66)	1,257,148	1.05		1.10		(0.19)		78
16.67	(15.08)	30,614	1.55		1.60		(0.74)		78
16.99	(14.81)	1,382	1.20		1.25		(0.46)		78
16.85	(15.20)	934	1.70		1.75		(0.94)		78

21.68	(1.25)	851,222	1.47		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(c)	1.22	(c)	(0.35	)(c)	81
21.65	(2.32)	10	1.72	(c)	1.72	(c)	(0.81	)(c)	81

25.20	27.46	954,089	1.47		1.48		(0.90)		67
23.72	26.45	64,011	2.22		2.23		(1.66)		67
23.55	26.49	126,425	2.22		2.23		(1.65)		67
26.11	27.92	853,836	1.07		1.08		(0.50)		67
24.95	27.36	11,597	1.57		1.58		(1.00)		67

20.81	(1.46)	908,135	1.47		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		1.57		(0.99)		82

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized		Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income	gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$12.08	$(0.07)	$3.39	$3.32	$—	$(0.27)		$(0.27)
2011 - B	11.57	(0.12)	3.23	3.11	—	(0.27)		(0.27)
2011 - C	11.56	(0.12)	3.24	3.12	—	(0.27)		(0.27)
2011 - Institutional	12.30	(0.05)	3.45	3.40	—	(0.27)		(0.27)
2011 - Service	11.97	(0.08)	3.36	3.28	—	(0.27)		(0.27)
2011 - IR	12.17	(0.05)	3.40	3.35	—	(0.27)		(0.27)
2011 - R	12.01	(0.09)	3.36	3.27	—	(0.27)		(0.27)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	10.63	(0.12)	1.57	1.45	—	—		—
2010 - B	10.25	(0.20)	1.52	1.32	—	—		—
2010 - C	10.25	(0.21)	1.52	1.31	—	—		—
2010 - Institutional	10.78	(0.07)	1.59	1.52	—	—		—
2010 - Service	10.54	(0.13)	1.56	1.43	—	—		—
2010 - IR	10.68	(0.09)	1.58	1.49	—	—		—
2010 - R	10.59	(0.15)	1.57	1.42	—	—		—

2009 - A	12.25	(0.05)	(1.57)	(1.62)	—	—		—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—	—		—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—	—		—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—	—		—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—	—		—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—	—		—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—	—		—

2008 - A	13.48	(0.09)	(0.20)	(0.29)	—	(0.94	)(d)	(0.94)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	—	(0.94	)(d)	(0.94)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	—	(0.94	)(d)	(0.94)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	—	(0.94	)(d)	(0.94)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	—	(0.94	)(d)	(0.94)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	—	(0.94	)(d)	(0.94)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	—	(0.94	)(d)	(0.94)

2007 - A	10.42	(0.11)	3.17	3.06	—	—		—
2007 - B	10.30	(0.20)	3.12	2.92	—	—		—
2007 - C	10.30	(0.20)	3.11	2.91	—	—		—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—	—		—
2007 - Service	10.37	(0.12)	3.15	3.03	—	—		—

2006 - A	10.40	(0.09)	0.22	0.13	— (e)	(0.11)		(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—	(0.11)		(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—	(0.11)		(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	— (e)	(0.11)		(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—	(0.11)		(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a distribution from capital of $0.01 per share.
(e)	Amount is less than $0.005 per share.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss to		Portfolio
value, end	Total	period	to average		to average		average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$15.13	27.61%	$440,975	1.50	%(c)	1.50	%(c)	(1.03	)%(c)	22%
14.41	27.01	7,421	2.25	(c)	2.25	(c)	(1.79	)(c)	22
14.41	27.12	86,031	2.25	(c)	2.25	(c)	(1.77	)(c)	22
15.43	27.77	407,753	1.10	(c)	1.10	(c)	(0.63	)(c)	22
14.98	27.53	5,514	1.60	(c)	1.60	(c)	(1.12	)(c)	22
15.25	27.66	21,352	1.25	(c)	1.25	(c)	(0.77	)(c)	22
15.01	27.36	14,907	1.75	(c)	1.75	(c)	(1.28	)(c)	22

12.08	13.64	267,826	1.50		1.54		(0.98)		48
11.57	12.88	6,024	2.25		2.29		(1.73)		48
11.56	12.78	47,685	2.25		2.29		(1.73)		48
12.30	14.10	222,616	1.10		1.14		(0.58)		48
11.97	13.57	2,762	1.60		1.64		(1.07)		48
12.17	13.95	15,059	1.25		1.29		(0.72)		48
12.01	13.41	10,318	1.75		1.79		(1.23)		48

10.63	(13.22)	122,262	1.50		1.68		(0.59)		55
10.25	(13.87)	4,882	2.25		2.43		(1.32)		55
10.25	(13.87)	18,220	2.25		2.43		(1.34)		55
10.78	(12.85)	103,383	1.10		1.28		(0.17)		55
10.54	(13.32)	1,196	1.60		1.78		(0.71)		55
10.68	(12.96)	131	1.25		1.43		(0.44)		55
10.59	(13.34)	533	1.75		1.93		(0.90)		55

12.25	(2.65)	59,269	1.50		1.68		(0.73)		63
11.90	(3.42)	3,768	2.25		2.43		(1.49)		63
11.90	(3.34)	10,295	2.25		2.43		(1.50)		63
12.37	(2.25)	86,275	1.10		1.28		(0.35)		63
12.16	(2.75)	245	1.60		1.78		(0.84)		63
12.27	(4.69)	10	1.25	(d)	1.43	(d)	(0.48	)(d)	63
12.22	(5.08)	10	1.75	(d)	1.93	(d)	(0.98	)(d)	63

13.48	29.37	26,423	1.50		1.64		(0.89)		68
13.22	28.35	2,477	2.25		2.39		(1.64)		68
13.21	28.25	6,472	2.25		2.39		(1.64)		68
13.55	29.79	76,637	1.10		1.24		(0.49)		68
13.40	29.22	129	1.60		1.74		(0.99)		68

10.42	1.24	72,124	1.49		2.05		(0.79)		64
10.30	0.45	1,563	2.25		3.15		(1.56)		64
10.30	0.45	5,937	2.25		2.82		(1.54)		64
10.44	1.63	1,360	1.07		6.98		(0.38)		64
10.37	1.04	153	1.61		2.46		(0.95)		64

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$8.53	$0.01	$1.95	$1.96	$(0.03)
2011 - B	7.84	(0.03)	1.80	1.77	—
2011 - C	7.86	(0.03)	1.80	1.77	—
2011 - Institutional	8.85	0.03	2.03	2.06	(0.07)
2011 - Service	8.55	0.01	1.95	1.96	(0.02)
2011 - IR	8.84	0.03	2.02	2.05	(0.07)
2011 - R	8.51	— (c)	1.95	1.95	(0.01)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	8.22	0.02	0.30	0.32	(0.01)
2010 - B	7.61	(0.05)	0.28	0.23	—
2010 - C	7.62	(0.05)	0.29	0.24	—
2010 - Institutional	8.52	0.06	0.30	0.36	(0.03)
2010 - Service	8.24	0.01	0.30	0.31	—
2010 - IR	8.51	0.04	0.32	0.36	(0.03)
2010 - R	8.21	— (c)	0.30	0.30	—

2009 - A	10.34	0.01	(2.13)	(2.12)	—
2009 - B	9.65	(0.04)	(2.00)	(2.04)	—
2009 - C	9.67	(0.04)	(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04	(2.20)	(2.16)	—
2009 - Service	10.40	0.01	(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02	1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	— (c)	1.38	1.38	—

2008 - A	10.49	(0.05)	(0.10)	(0.15)	—
2008 - B	9.86	(0.12)	(0.09)	(0.21)	—
2008 - C	9.88	(0.12)	(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)	(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)	(0.10)	(0.12)	—

2007 - A	9.03	(0.04)	1.50	1.46	—
2007 - B	8.55	(0.11)	1.42	1.31	—
2007 - C	8.57	(0.11)	1.42	1.31	—
2007 - Institutional	9.25	— (c)	1.54	1.54	—
2007 - Service	9.06	(0.05)	1.51	1.46	—

2006 - A	8.75	(0.05)	0.33	0.28	—
2006 - B	8.35	(0.11)	0.31	0.20	—
2006 - C	8.36	(0.11)	0.32	0.21	—
2006 - Institutional	8.94	(0.01)	0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)	0.34	0.29	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.46	23.00%	$239,624	1.15	%(d)	1.51	%(d)	0.17	%(d)	18%
9.61	22.58	2,545	1.90	(d)	2.26	(d)	(0.57	)(d)	18
9.63	22.52	10,500	1.90	(d)	2.26	(d)	(0.58	)(d)	18
10.84	23.29	356,878	0.75	(d)	1.11	(d)	0.56	(d)	18
10.49	22.99	2	1.25	(d)	1.61	(d)	0.14	(d)	18
10.82	23.18	1,438	0.90	(d)	1.26	(d)	0.68	(d)	18
10.45	22.87	4	1.40	(d)	1.76	(d)	0.02	(d)	18

8.53	3.83	192,744	1.15		1.53		0.22		60
7.84	3.02	2,716	1.90		2.28		(0.55)		60
7.86	3.15	9,224	1.90		2.28		(0.55)		60
8.85	4.26	264,902	0.75		1.13		0.60		60
8.55	3.76	1	1.25		1.63		0.11		60
8.84	4.25	10	0.90		1.28		0.39		60
8.51	3.65	3	1.40		1.78		0.01		60

8.22	(20.50)	141,371	1.28		1.62		0.12		62
7.61	(21.14)	3,729	2.03		2.37		(0.63)		62
7.62	(21.20)	8,447	2.03		2.37		(0.63)		62
8.52	(20.22)	114,641	0.88		1.22		0.52		62
8.24	(20.77)	1	1.38		1.72		0.10		62
8.51	20.37	3	1.03	(d)	1.37	(d)	0.32	(d)	62
8.21	20.20	3	1.53	(d)	1.87	(d)	0.05	(d)	62

10.34	(1.43)	177,810	1.44		1.52		(0.44)		59
9.65	(2.12)	6,015	2.19		2.27		(1.19)		59
9.67	(2.12)	11,374	2.19		2.27		(1.19)		59
10.68	(1.02)	154,711	1.04		1.12		(0.05)		59
10.40	(1.14)	3	1.54		1.62		(0.20)		59

10.49	16.17	138,613	1.45		1.51		(0.41)		50
9.86	15.32	6,574	2.20		2.26		(1.17)		50
9.88	15.29	10,878	2.20		2.26		(1.16)		50
10.79	16.65	152,059	1.05		1.11		(0.02)		50
10.52	16.11	3	1.55		1.61		(0.55)		50

9.03	3.20	127,318	1.44		1.56		(0.52)		53
8.55	2.40	7,619	2.19		2.30		(1.27)		53
8.57	2.51	10,344	2.19		2.31		(1.27)		53
9.25	3.56	183,697	1.04		1.16		(0.12)		53
9.06	3.31	12	1.54		1.65		(0.45)		53

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$10.43	$(0.07)		$2.95		$2.88
2011 - B	9.60	(0.11)		2.72		2.61
2011 - C	9.59	(0.11)		2.72		2.61
2011 - Institutional	10.90	(0.05)		3.09		3.04
2011 - Service	10.34	(0.07)		2.93		2.86
2011 - IR (Commenced September 30, 2010)	12.30	(0.03)		1.66		1.63

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	9.14	(0.11)		1.40		1.29
2010 - B	8.48	(0.17)		1.29		1.12
2010 - C	8.47	(0.17)		1.29		1.12
2010 - Institutional	9.52	(0.07)		1.45		1.38
2010 - Service	9.08	(0.12)		1.38		1.26

2009 - A	10.19	(0.06)		(0.99)		(1.05)
2009 - B	9.52	(0.10)		(0.94)		(1.04)
2009 - C	9.52	(0.11)		(0.94)		(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)		(1.04)
2009 - Service	10.12	(0.07)		(0.97)		(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*
2008 - A	11.52	(0.06)		(1.27)		(1.33)
2008 - B	10.82	(0.10)		(1.20)		(1.30)
2008 - C	10.81	(0.10)		(1.19)		(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)		(1.35)
2008 - Service	11.45	(0.06)		(1.27)		(1.33)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2007 - A	9.04	(0.10	)(d)(e)	2.58	(f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43	(f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43	(f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66	(f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57	(f)	2.46

2006 - A	8.02	(0.10)		1.12	(h)	1.02
2006 - B	7.65	(0.15)		1.05	(h)	0.90
2006 - C	7.64	(0.15)		1.06	(h)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(h)	1.08
2006 - Service	7.99	(0.10)		1.10	(h)	1.00

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.
(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.
(h)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.
(i)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss to		Portfolio
value, end	Total	period	to average		to average		average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$13.31	27.61%	$313,151	1.50	%(c)	1.52	%(c)	(1.10	)%(c)	27%
12.21	27.19	14,698	2.25	(c)	2.27	(c)	(1.86	)(c)	27
12.20	27.22	61,753	2.25	(c)	2.27	(c)	(1.85	)(c)	27
13.94	27.89	66,897	1.10	(c)	1.12	(c)	(0.69	)(c)	27
13.20	27.66	18,842	1.60	(c)	1.62	(c)	(1.20	)(c)	27
13.93	13.25	498	1.25	(c)	1.27	(c)	(0.58	)(c)	27

10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97

9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(c)	1.51	(c)	(0.86	)(c)	29
9.52	(12.01)	33,787	2.19	(c)	2.26	(c)	(1.60	)(c)	29
9.52	(12.03)	49,880	2.19	(c)	2.26	(c)	(1.60	)(c)	29
10.56	(11.34)	17,717	1.04	(c)	1.11	(c)	(0.45	)(c)	29
10.12	(11.62)	3,185	1.54	(c)	1.61	(c)	(0.89	)(c)	29

11.52	27.43 (g)	194,604	1.56	(d)	1.64	(d)	(0.99	)(d)(e)	70
10.82	26.55 (g)	78,493	2.31	(d)	2.39	(d)	(1.73	)(d)(e)	70
10.81	26.43 (g)	61,641	2.31	(d)	2.39	(d)	(1.74	)(d)(e)	70
11.91	27.93 (g)	23,679	1.16	(d)	1.24	(d)	(0.56	)(d)(e)	70
11.45	27.36 (g)	1,441	1.66	(d)	1.74	(d)	(1.07	)(d)(e)	70

9.04	12.72 (i)	108,340	1.49		1.59		(1.14)		35
8.55	11.76 (i)	93,722	2.24		2.34		(1.89)		35
8.55	11.91 (i)	51,346	2.24		2.34		(1.89)		35
9.31	13.12 (i)	15,659	1.09		1.19		(0.75)		35
8.99	12.52 (i)	160	1.59		1.69		(1.24)		35

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$9.55	$0.01	$2.60	$2.61	$(0.05)	$(0.03)	$(0.08)
2011 - C	9.49	(0.02)	2.58	2.56	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.04	2.61	2.65	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.03	2.61	2.64	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	2.59	2.60	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (d)	—	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$12.08	27.39%	$2,689	1.18%	6.48%	0.25%	32%
12.01	26.99	86	1.93	7.23	(0.31)	32
12.11	27.78	6,487	0.78	6.08	0.75	32
12.09	27.69	163	0.93	6.23	0.60	32
12.09	27.34	12	1.43	6.73	0.11	32

9.55	(4.44)	777	1.18	11.67	0.37	63
9.49	(5.10)	14	1.93	12.42	(0.29)	63
9.57	(4.20)	4,351	0.78	11.27	0.74	63
9.56	(4.31)	20	0.93	11.42	0.62	63
9.53	(4.65)	10	1.43	11.92	0.10	63

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 through February 28, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Growth Opportunities Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*
Class A
Actual	$1,000.00	$1,245.50		$6.35	$1,000.00	$1,259.40		$7.28	$1,000.00	$1,262.10		$7.57	$1,000.00	$1,264.00		$7.69
Hypothetical 5% return	1,000.00	1,019.14	+	5.71	1,000.00	1,018.35	+	6.51	1,000.00	1,018.10	+	6.76	1,000.00	1,018.00	+	6.85

Class B
Actual	1,000.00	1,240.10		10.50	1,000.00	1,255.40		11.46	N/A	N/A		N/A	1,000.00	1,259.90		11.88
Hypothetical 5% return	1,000.00	1,015.42	+	9.44	1,000.00	1,014.63	+	10.24	N/A	N/A		N/A	1,000.00	1,014.28	+	10.59

Class C
Actual	1,000.00	1,240.40		10.50	1,000.00	1,254.90		11.46	1,000.00	1,256.80		11.75	1,000.00	1,260.00		11.88
Hypothetical 5% return	1,000.00	1,015.42	+	9.44	1,000.00	1,014.63	+	10.24	1,000.00	1,014.38	+	10.49	1,000.00	1,014.28	+	10.59

Institutional
Actual	1,000.00	1,247.00		4.12	1,000.00	1,262.30		5.05	1,000.00	1,263.00		5.33	1,000.00	1,266.20		5.45
Hypothetical 5% return	1,000.00	1,021.12	+	3.71	1,000.00	1,020.33	+	4.51	1,000.00	1,020.08	+	4.76	1,000.00	1,019.98	+	4.86

Service
Actual	1,000.00	1,244.40		6.90	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,263.30		8.25
Hypothetical 5% return	1,000.00	1,018.65	+	6.21	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.50	+	7.35

Class IR
Actual	1,000.00	1,246.40		4.96	1,000.00	1,260.70		5.89	1,000.00	1,263.10		6.17	1,000.00	1,265.70		6.29
Hypothetical 5% return	1,000.00	1,020.38	+	4.46	1,000.00	1,019.59	+	5.26	1,000.00	1,019.34	+	5.51	1,000.00	1,019.24	+	5.61

Class R
Actual	1,000.00	1,243.60		7.73	1,000.00	1,258.50		8.68	1,000.00	1,260.00		8.97	1,000.00	1,262.50		9.09
Hypothetical 5% return	1,000.00	1,017.90	+	6.95	1,000.00	1,017.11	+	7.75	1,000.00	1,016.86	+	8.00	1,000.00	1,016.76	+	8.10

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2011 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*
Class A
Actual	$1,000.00	$1,276.10		$8.47	$1,000.00	$1,230.00		$6.36	$1,000.00	$1,276.10		$8.47	$1,000.00	$1,273.90		$6.65
Hypothetical 5% return	1,000.00	1,017.36	+	7.50	1,000.00	1,019.09	+	5.76	1,000.00	1,017.36	+	7.50	1,000.00	1,018.94	+	5.91

Class B
Actual	1,000.00	1,270.10		12.66	1,000.00	1,225.80		10.49	1,000.00	1,271.90		12.67	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,013.64	+	11.23	1,000.00	1,015.37	+	9.49	1,000.00	1,013.64	+	11.23	N/A	N/A		N/A

Class C
Actual	1,000.00	1,271.20		12.67	1,000.00	1,225.20		10.48	1,000.00	1,272.20		12.68	1,000.00	1,269.90		10.86
Hypothetical 5% return	1,000.00	1,013.64	+	11.23	1,000.00	1,015.37	+	9.49	1,000.00	1,013.64	+	11.23	1,000.00	1,015.22	+	9.64

Institutional
Actual	1,000.00	1,277.70		6.21	1,000.00	1,232.90		4.15	1,000.00	1,278.90		6.22	1,000.00	1,277.80		4.41
Hypothetical 5% return	1,000.00	1,019.34	+	5.51	1,000.00	1,021.08	+	3.76	1,000.00	1,019.34	+	5.51	1,000.00	1,020.93	+	3.91

Service
Actual	1,000.00	1,275.30		9.03	1,000.00	1,229.90		6.91	1,000.00	1,276.60		9.03	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.86	+	8.00	1,000.00	1,018.60	+	6.26	1,000.00	1,016.86	+	8.00	N/A	N/A		N/A

Class IR(a)
Actual	1,000.00	1,276.60		7.06	1,000.00	1,231.80		4.98	1,000.00	1,132.50		5.51	1,000.00	1,276.90		5.25
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	1,000.00	1,020.33	+	4.51	1,000.00	1,015.51	+	5.21	1,000.00	1,020.18	+	4.66

Class R
Actual	1,000.00	1,273.60		9.87	1,000.00	1,228.70		7.74	N/A	N/A		N/A	1,000.00	1,273.40		8.06
Hypothetical 5% return	1,000.00	1,016.12	+	8.75	1,000.00	1,017.85	+	7.00	N/A	N/A		N/A	1,000.00	1,017.70	+	7.15

(a)	Commenced operations on September 30, 2010 for the Technology Tollkeeper Fund.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR(a)	Class R

Capital Growth	1.14%	1.89%	1.89%	0.74%	1.24%	0.89%	1.39%
Concentrated Growth	1.30	2.05	2.05	0.90	N/A	1.05	1.55
Flexible Cap Growth	1.35	N/A	2.10	0.95	N/A	1.10	1.60
Growth Opportunities	1.37	2.12	2.12	0.97	1.47	1.12	1.62
Small Mid/Cap Growth	1.50	2.25	2.25	1.10	1.60	1.25	1.75
Strategic Growth	1.15	1.90	1.90	0.75	1.25	0.90	1.40
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	1.25	N/A
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $717.1 billion in assets under management as of December 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 5
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund

Select Satellite[4]
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]
■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[5]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Technology Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 51519.MF.MED.TMPL/4/2011 EQGRWSAR11/263K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 2, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	May 2, 2011